As filed with the Securities and Exchange Commission on August 2, 1999

                                                  File No.: 333-82107

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        [ ] Pre-Effective Amendment No. [ ] Post-Effective Amendment No.
                        (Check appropriate box or boxes)

VONTOBEL FUNDS, INC.                                   (800) 527-9500
--------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter     Area Code and Telephone No.
            1500 FOREST AVENUE, SUITE 223, RICHMOND, VIRGINIA 23229
--------------------------------------------------------------------------------
Address of Principal Executive Offices:  (Number, Street, City, State, Zip Code)

Approximate Date of
  Proposed Public Offering:   As soon as practicable after this Registration
                              Statement becomes effective under the
                              Securities Act of 1933 and the reorganization is approved by shareholders.

Name and Address
  of Agent for service:       John Pasco, III
                              Commonwealth Shareholder Services, Inc.
                              1500 Forest Avenue, Suie 223
                              Richmond, Virginia 23229
--------------------------------------------------------------------------------
Copies to:                    Steven M. Felsenstein, Esquire
                              Stradley, Ronon, Stevens & Young, LLP
                              2600 One Commerce Square
                              Philadelphia, PA 19103
--------------------------------------------------------------------------------

title of Securities Being Registered:   Shares of Common Stock of the Vontobel
                                        Eastern European Debt Fund series
                                        of the Registrant

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940. Pursuant to Rule 429(a), this Registration Statement relates to shares previouly registered on Form N-1A (Securities Act of 1933 File No. 2-78931; Investment Company Act of 1940 File No. 811-3551)

It is proposed that this filing will become effective upon acceleration by the Commission at the earliest possible time.

                         VONTOBEL INTERNATIONAL BOND FUND
                        A SERIES OF VONTOBEL FUNDS, INC.

Dear Shareholder:

Enclosed is a Notice of a Special Meeting of Shareholders of the Vontobel International Bond Fund. The Special Meeting has been called for August __, 1999 at ______a.m.(p.m.), at the offices of the Fund, located at 1500 Forest Avenue, Richmond Virginia, Suite 223. The accompanying Combined Proxy Statement/Prospectus describes a proposal to reorganize your Fund. To avoid having your fund incur the expense and delay of further solicitations, we ask you to give your prompt attention to this proposal, and vote by sending in the enclosed proxy card.

 PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD NOW.

This meeting is very important to your Fund. You are being asked to consider and approve a Plan of Reorganization which would result in the exchange of your shares in the Vontobel International Bond Fund (the "Bond Fund") for those of a separate fund presently called the Vontobel Eastern European Debt Fund (the "Debt Fund"). Each of these Funds is managed by Vontobel USA Inc. (the "Advisor"). If the proposal is approved, on the date of the exchange you will receive shares in the Debt Fund equal in value to your shares of the Bond Fund at that time. Prior to the date of the reorganization the Debt Fund will be revising certain of its investment strategies to permit the Debt Fund to invest in debt instruments issued by countries throughout Europe.

The transaction is being recommended by the Board of Directors of the Funds for three reasons: 1) cost-effectiveness; 2) the impact of advent of Euro; and,
3) both funds seek the same investment objective, which is to seek to maximize total return from capital growth and income.

Please take the time to review this document and vote now. To ensure that your vote is counted, indicate your position on the enclosed proxy card. Sign and return your card promptly. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,



/s/ John Pasco, III
Chairman

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        VONTOBEL INTERNATIONAL BOND FUND

                          To Be Held On August __, 1999

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Vontobel International Bond Fund (the "Bond Fund") series of Vontobel Funds, Inc. (the "Company"), will be held at the offices of the Company at 1500 Forest Avenue, Richmond, Virginia, Suite 223 on August __, 1999, at _____ a.m.(p.m.) for the following reasons:

      To approve or disapprove a Plan of Reorganization providing for the transfer of substantially all of the assets of the Bond Fund to the Vontobel Eastern European Debt Fund series (the "Debt Fund") of the
      Company, in exchange for shares of the Debt Fund, followed by the distribution of such shares to the shareholders of the Bond Fund, and the liquidation of the Bond Fund.

      To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

The transaction contemplated by the Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Plan of Reorganization is attached as Exhibit A thereto and information about the Debt Fund is also attached.

Shareholders of record as of the close of business on July __, 1999, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the Board of Directors,

John Pasco III
Chairman

July ___, 1999

The Board of Directors urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy promptly so that a quorum may be ensured. If you attend the meeting, you may vote your shares in person.

                              VONTOBEL FUNDS, INC.
                     VONTOBEL INTERNATIONAL BOND FUND SERIES

               SPECIAL MEETING OF SHAREHOLDERS - AUGUST __, 1999

The undersigned hereby revokes all previous proxies for shares and appoints ______________ and ________________, and each of them proxies of the undersigned, with full power of substitution, to vote all shares of the Vontobel International Bond Fund which the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders to be held at the offices of the Fund, 1500 Forest Avenue, Richmond, Virginia, at ____a.m. (p.m.) Eastern Time on the _____ day of August, 1999, including any adjournments thereof, upon such business as may legally be brought before the Meeting.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL NO. 1 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER ITEMS WHICH MAY PROPERLY COME BEFORE THE MEETING.

No. 1. To approve a Plan of Reorganization providing for the transfer of substantially all of the assets of the Vontobel International Bond Fund (the "International Bond Fund") to the Vontobel Eastern European Debt Fund (the "Debt Fund") series of the Company, in exchange for shares of the Debt Fund, to be followed by the distribution of such shares to the shareholders of the Bond Fund, and the liquidation of the Bond Fund.

      FOR  [       ]      AGAINST   [       ]       ABSTAIN   [       ]

In their discretion, the Proxyholders are authorized to vote upon such other matters as may legally come before the Meeting or any adjournment thereof.



-----------------------------  ------------------------- ---------------------
Signature                      Signature (Joint Owner)   Date

                       Combined Proxy Statement/Prospectus
                                TABLE OF CONTENTS


Chairman's Letter
Notice to Shareholders
Cover Page
Overview of the  Reorganization  and the Funds
     What is involved in the  proposed Reorganization?
     Why is the  Reorganization  being  proposed at this time?
     What vote is required in order to approve the Reorganization?
     What are the tax consequences of the Reorganization?
     How do the investment objectives and policies of the Funds compare? Comparison of investment policies and risks.
     How are the Funds each managed?
     How are shares of the Funds  distributed?
     What are the various fees and  expenses of the Funds?
     How do the risks of the Funds compare?
     Performance comparison.
     What is the purchase and redemption  price of shares of the Debt Fund?
     How are income and gains of the Funds distributed?

Information about the Reorganization
      Method of Carrying Out Reorganization
      Conditions Precedent to Closing
      Expenses of the Transaction
      Tax Considerations

Information about the Company and the Funds
Voting Information and Principal Stockholders
Proposed Plan of Reorganization                          Exhibit A
Prospectus of Vontobel Funds, Inc. dated May 1, 1999     Exhibit B
Pro-Forma Financial Statements                           Exhibit C
Statement of Additional Information dated May 1, 1999
Other information

                       COMBINED PROXY STATEMENT/PROSPECTUS

                      Dated________________________________

   Proposal for the Acquisition of the assets of the Vontobel International
                                    Bond Fund
   by, and in exchange for shares of, the Vontobel Eastern European Debt Fund (each a series of Vontobel Funds, Inc.)

This Combined Proxy Statement/Prospectus is being furnished to you by the Board of Directors (the "Board") of Vontobel Funds, Inc., a registered open-end investment company (the "Company"). The Board is recommending that shareholders approve a proposed reorganization of the Vontobel International Bond Fund (the "Bond Fund") into the Vontobel Eastern European Debt Fund (the "Debt Fund"). The Funds are separate series of the Company and each is managed by Vontobel USA Inc. (the "Advisor"). Prior to the date of the reorganization the Debt Fund will be revising certain of its investment strategies to permit the Debt Fund to invest in debt instruments issued by countries throughout Europe.

The transaction is recommended by the Board for three reasons:
1) Cost-effectiveness: The Board has concluded that the size of the Bond Fund will make it difficult to achieve desired investment returns for shareholders due in part to the proportionally higher expenses of operating a small fund.
The Advisor has been voluntarily waiving its advisory fees and reimbursing
Bond Fund expenses in order to limit total annual operating expenses. This voluntary arrangement for the benefit of the Bond Fund has expired. However, the Advisor has entered into an expense limitation agreement with the Company to limit the total operating expenses for the Debt Fund through May 1,2001. Therefore, the Board has concluded that in the future the operating expenses of the Debt Fund will be proportionally lower than the expenses of the Bond Fund if it continued in operation. 2) Impact of advent of Euro on the Debt Fund's diversification: Since its inception in 1994, the Bond Fund has invested a substantial portion of its assets in instruments denominated in the major European currencies, which provided an opportunity for liquidity and effective pricing. The advent of the new currency of the European Union, the Euro, provides a similar expectation with respect to an expanded universe of issuers throughout Europe. The Board has concluded that the shareholders will benefit from this effect if the Bond Fund is consolidated into the Debt Fund, to be renamed Vontobel Greater European Bond Fund ("Greater European Bond Fund"). Thus, shareholders will maintain their exposure to the major fixed income markets in Europe while benefitting from the convergence effect on the debt instruments of the developing markets of Europe as they bring their fiscal and monetary policies into alignment with those of the European Union; and
(3) Compatibility of investment objective: The Board believes that consolidation of the Bond Fund into the larger Debt Fund will continue to provide the benefits of the international fixed income strategies developed by the Advisor since both funds share the same investment objective:
to maximize total return from capital growth and income.

All proxies received by the time of the Special Meeting will be voted at a Special Meeting of Shareholders called to consider a Plan of Reorganization (the "Plan"), which provides for the transfer of substantially all of the Bond Fund's assets to the Debt Fund. Following the transfer, the Bond Fund's shareholders will receive shares of the Debt Fund having a net asset value equal to the net asset value of their shares of the Bond Fund at the time of the transaction, and the Bond Fund will cease to exist.

      This combined Proxy Statement/Prospectus sets forth concisely information about the Debt Fund that a prospective investor should know before investing, and should be retained for future reference.

      A Prospectus dated May 1, 1999 containing information about the Debt Fund (and the other Vontobel Fund series) is attached as Exhibit B and is incorporated by reference.

      A Statement of Additional  Information dated _____________,  1999 relating
      to   this   Combined   Proxy   Statement/Prospectus   and   the   proposed
      reorganization and other information and reports have been filed with the U.S. Securities and Exchange Commission and the statement of additional information is incorporated by reference. A copy may be obtained without charge by writing or calling the Company at:

                              Vontobel Funds, Inc.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 (800) 527-9500

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to suggest otherwise.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus/proxy statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

                                    PROPOSAL

               TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR
            THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE
           BOND FUND TO THE DEBT FUND IN EXCHANGE FOR SHARES OF THE
            DEBT FUND TO BE DISTRIBUTED TO THE SHAREHOLDERS OF THE
               BOND FUND, AND THE LIQUIDATION OF THE BOND FUND.

This summary of information contained in this Combined Proxy Statement/Prospectus is qualified by reference to the more complete information contained elsewhere in this document. The Plan of Reorganization and the Prospectus of the Debt Fund are attached as Exhibits A and B, respectively.

               WHAT IS INVOLVED IN THE PROPOSED REORGANIZATION?

If the proposed Plan of Reorganization (the "Plan") is approved and implemented, substantially all of the assets of the Bond Fund will be transferred to the Debt Fund in exchange for shares of the Debt Fund. The Debt Fund shares received by the Bond Fund in exchange for its assets will be distributed to the Bond Fund shareholders, who will become Debt Fund shareholders (collectively, the "Reorganization"), after which the Bond Fund will be dissolved.

The shareholders of the Bond Fund will receive Debt Fund shares equal in value to the net asset value of their existing shares of the Bond Fund at the time of the Reorganization.

            WHY IS THE REORGANIZATION BEING PROPOSED AT THIS TIME?

The investment activities of the Bond Fund are subject to the supervision of the Advisor. The agreement between the Fund and the Advisor provides for the payment by the Bond Fund of an investment advisory fee of 1% per annum. In the past, the Advisor has voluntarily agreed to waive the collection of its fee, benefiting the shareholders of the Bond Fund. The Advisor has indicated that it will not continue the voluntary waiver of the advisory fee. The Board believes that the limited growth in the assets of the Bond Fund, coupled with the increase in the cost of operating the Bond Fund, would cause an increase in the overall expense ratio of the Bond Fund which is not in the interest of the shareholders of the Bond Fund. The Board therefore considered alternatives which could avoid this adverse impact on shareholders, and concluded that the proposed Reorganization offers several distinct benefits to shareholders.

Other factors considered by the Board when it determined to recommend the
Reorganization include:   (1) The  Reorganization of the Bond Fund with the Debt
Fund will permit Bond Fund shareholders to avoid an increase in operating costs.
(2) The transaction will involve minimal disruption to shareholders and to their servicing relationships. (3) The Reorganization will permit shareholders to continue to receive the benefit of the investment advice of the same Advisor. (4) The investment objectives of the two funds, the type of debt instruments in which each invests, and the European orientation of each fund are similar, assuring that investors will have less disruption of their investment programs.

         WHAT VOTE IS REQUIRED IN ORDER TO APPROVE THE REORGANIZATION?

Approval of the Plan (and therefore, the Reorganization) will require the vote of a majority of the shares of the Bond Fund that are outstanding at the close of business on July __, 1999 (the "Record Date"). Each shareholder will be entitled to one vote for each share of the Bond Fund held on the Record Date and a fractional vote for each fractional share held at that time. On the Record Date, there were ____________ outstanding shares of the Bond Fund.

Each shareholder is asked to sign and return the enclosed proxy card to indicate their voting instructions. You may, however, revoke your proxy by executing another proxy, by giving written notice of such revocation to the Company or by attending the meeting and voting by ballot at that meeting. If you return a signed proxy card without indicating voting instructions, your shares will be voted in favor of the Plan. If any other matter is properly placed before the meeting, your shares will be voted in accordance with the recommendation of the Board of Directors. The Fund has no knowledge of any other matters which may be presented to the Meeting and, under corporate law, a special meeting is generally called solely for the purpose specified in the Notice.

The Company will include abstentions and broker non-votes for purposes of determining whether a quorum is present at the meeting. Fifty percent (50%) of the shares entitled to be present and vote will constitute a quorum at the meeting. Due to the requirement that the proposal be approved by a majority of the votes authorized to be cast upon this proposal, abstentions and broker-non-votes have the effect of a vote against the proposal.

             WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The Reorganization is expected to qualify under section 368(a)(1)(C) of the Internal Revenue Code. It is anticipated that no gain or loss will be recognized by the Bond Fund or its shareholders for federal income tax purposes as a result of such Reorganization; that the holding period and aggregate tax basis of the Debt Fund shares received by shareholders of the Bond Fund will be the same as the holding period and aggregate tax basis of the shareholders' shares of the Bond Fund; and that the holding period and tax basis of the assets of the Bond Fund in the hands of the Debt Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the Bond Fund from which they were acquired immediately prior to the Reorganization. It is anticipated that the Debt Fund will continue to hold the investable assets of the Bond Fund with disposition of such assets only in the normal course of business. The Funds will receive a tax opinion from Stradley, Ronon, Stevens & Young, LLP, Fund counsel, as to the effects of the Reorganization. Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Shareholders of the Bond Fund should also consult their tax advisor as to the state and local tax consequences,if any, of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization - Tax Considerations."

                 HOW DO THE INVESTMENT OBJECTIVES AND POLICIES
                             OF THE FUNDS COMPARE?

INVESTMENT OBJECTIVE

Bond Fund:

The Bond Fund's investment objective is to maximize total return from capital growth and income. The Bond Fund seeks to achieve its objective by investing in fixed-income securities that are traded in bond markets outside the U.S. Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investments used in the Fund's portfolio.




Debt Fund:


The Debt Fund's objective is to maximize total return from capital growth and income. Under changes approved by the Board of the Company, the Debt Fund, renamed as the Greater European Bond Fund, will seek to achieve its investment objective by investing in fixed-income securities that are issued by borrowers in both Western and Eastern European countries. Foreign government, governmental agency and supranational agency obligations issued in local currencies represent the most common types of investments used in the Fund's portfolio.

INVESTMENT POLICIES

Bond Fund:                                        Greater European Bond Fund:

Under normal market conditions,                   Under normal circumstances
at least 65% of the Bond Fund's                   the Greater European Bond
total assets will be invested                     Fund will invest at least
in  foreign securities that                       65% of its total assets
are rated A or higher by S&P                      in fixed-income instruments
or Moody's Investors Service,                     that are issued by borrowers
Inc. ("Moody's") or unrated                       located in Western and
bonds which the Advisor believes                  Eastern European countries.
are comparable in quality;                        The Fund will normally
however, the Fund generally                       invest at least 65% of its
invests 90% of its total                          total assets in debt
assets in  foreign  debt                          instruments denominated
securities.  The Bond Fund                        in foreign currencies.
may  invest in lower  rated
securities in order to take                       The Greater European Bond Fund
advantage of the higher yields                    intends to invest primarily
available with these securities                   in debt securities.  It
However, no more than 5% of the                   generally will invest in
total assets may be invested in                   securities rated Baa3 or
securities that are rated below                   higher by Moody's Investor
investment grade (i.e., below                     Service, Inc. ("Moody's") or
BBB by S&P or Baa by Moody's)                     or BBB- by Standard & Poors
or which are unrated but are                      Rating Group ("S&P")or unrated
of comparable  quality as                         securities which the Advisor
determined by the Advisor.                        believes are of comparable
Securities that are rated                         quality.  The Fund reserves
below  investment  grade                          the right, however, to invest
entail greater risk than                          in lower rated securities
investment  grade debt                            (including unrated securities
securities.  After purchase                       which the Advisor believes to
by the Bond Fund, debt                            be of such lower quality).
securities  may cease to be                       The Fund will invest no more
rated or their rating may be                      than 10% in securities rated
reduced.  Neither event would                     Ba2 and no more than 5% in
require the Fund to dispose                       securities rated B2 by Moody's
of the debt security.                             or, respectively, securities
                                                  rated BB and B by S&P, or
The Bond Fund  intends to select                  securities which are unrated
its  investments  from a number                   but are of comparable quality
of country and market sectors.                    as determined by the Advisor.
It may invest substantial                         The Fund may invest
amounts in issuers from one or                    substantial amounts in
more countries and would                          issuers from one or more
normally have  investments                        countries and will normally
in securities of issuers from a                   have investments in
minimum of three different                        securities of issuers from
countries;  however, it may                       a minimum of three
invest substantially all                          different countries.
of its assets in  securities
of issuers  located in the U.S.                   The Fund's investment
for  temporary or emergency purposes.             universe includes, but is
A non-governmental issuer will                    not limited to, Germany,
be considered to be "from" a                      the United Kingdom, France,
country in which it is organized,                 Denmark, Norway, Sweden,
in which it has at least 50% of                   Belgium, Spain,Switzerland,
its assets, or from which it                      Ireland, Portugal, Italy,
derives at least 50% of its revenues.             Austria, Finland, Luxembourg,
                                                  Greece, Turkey, the Czech
To protect against adverse movements              Republic, Slovakia, Hungary,
of interest rates and for liquidity,              Poland, Slovenia, the Baltic
the Bond Fund may also  invest  all               states, Croatia, Romania and
or a  portion  of its net  assets in              Russia.
short-term obligations  denominated
in U.S. and foreign currencies such as,           The Fund intends to select
but not limited to, bank deposits;                its investments from a number
bankers' acceptances; certificates of             of country and market sectors.
deposit;  commercial paper;                       The Fund may invest
short-term  government,  government               substantial amounts in
agency,  supranational  agency  and               issuers from one or more
corporate obligations; and repurchase             countries and will normally
agreements.                                       have investments in
                                                  securities of issuers from a
While the Bond Fund intends to invest             minimum of three different
primarily in foreign  securities,  it may         countries.  Generally, the
invest  substantially  all of its assets          Fund will have up to a
in securities of issuers located in the           maximum of 50% of total assets
U.S. for temporary or emergency  purposes.        invested in debt instruments
Under normal  circumstances the Bond              denominated in the currencies
Fund will not invest more than 35% of its         of developing European nations
total assets in U.S. debt  securities;            (including Greece, Turkey and
however,  the Fund  generally  invests            Portugal in addition to
less than 10% of its total assets in U.S.         Eastern Europe), and 50% of
debt  securities.  The  Fund  may also            its total assets in debt
hedge  using  U.S.  dollars  in  certain          instruments of Western
situations.                                       Europe.  When investments
                                                  in Eastern European debt
Cash may be held in U.S. dollars and/or           instruments appear more
in any of the major trading  currencies.          volatile, the Advisor may
The Fund's  cash  position  is first and          reduce its holdings in those
foremost a function  of the  Advisor's            instruments to 40%.
currency  allocation  decision  and               Conversely, when market
secondarily  a  function  of the  Advisor's       conditions in Eastern
duration  selection.  If the  outlook             European countries appear
for  U.S.  dollar  cash  returns  is more         more favorable, total assets
attractive than that for cash and bond            invested in debt instruments
returns in all other currencies, the Fund         may be increased to 60%.  In
will hold a U.S.  dollar  cash  position          extreme circumstances, the
generally  not in excess of 25% of its            fund may invest up to 80% of
total assets.  Conversely,  if the outlook        its total assets in Western
for foreign  currency cash returns is             European debt instruments.
more  attractive,  the Fund will hold
foreign cash  positions  not in excess of         While the Greater European
approximately 25% of its total assets.            Bond Fund intends to invest
                                                  primarily in foreign
The  portfolio  investments  of the Bond          securities, it may invest
Fund will be  selected on the basis of,           substantially all of its
among other things,  yields,  credit              assets in securities of
quality,  and the fundamental  outlooks for       issuers located in the U.S.
currency and interest rate trends in              for temporary or emergency
different  parts of the globe,  taking            purposes.  Under normal
into account the ability to hedge                 circumstances the Greater
a degree of currency or local bond                European Bond Fund will not
price risk.  The Bond  Fund  will                 invest more than 35% of its
normally  invest  at least  65%                   total assets in U.S. debt
of its  total  assets in bonds                    securities; however, the
denominated in foreign currencies,                Fund generally invests
however,   generally  foreign  currency           less than 10% of its total
denominated bonds will constitute                 assets in U.S. debt
90% of its portfolio.                             securities.  In circumstances
                                                  where the outlook for U.S.
                                                  dollar cash returns is more
                                                  attractive than that for
                                                  cash and bond returns in all
                                                  other currencies, the Fund
                                                  will hold a U.S. dollar
                                                  cash position of up to 35%
                                                  of the Fund's total assets.
                                                  Conversely, if the outlook
                                                  for Eastern European currency
                                                  cash returns is more
                                                  attractive, the Fund will
                                                  hold foreign cash positions
                                                  of up to 25% of the Fund's
                                                  total assets.  From time to
                                                  time, the Advisor may hold up
                                                  to 90% of the fund's total
                                                  assets in securitized money
                                                  market instruments, such as
                                                  government short-term paper,
                                                  treasury bills issued by
                                                  governments of European
                                                  countries, commercial paper
                                                  and corporate short-term paper
                                                  with maturities of up to one
                                                  year.

                                                  To protect against adverse
                                                  movements of interest rates
                                                  and for liquidity, the Fund
                                                  may also invest all or a
                                                  portion of its net assets in
                                                  short-term obligations, such
                                                  as bank deposits, bankers'
                                                  acceptances, certificates of
                                                  deposit, commercial paper,
                                                  short-term government,
                                                  government agency,
                                                  supranational agency and
                                                  corporate obligations and
                                                  repurchase agreements.  The
                                                  Advisor also attempts to
                                                  protect the Fund from rising
                                                  interest rates by selling
                                                  interest rate future contracts
                                                  or purchasing put options on
                                                  interest rate futures
                                                  contracts.

                         HOW IS EACH FUND MANAGED?

The business and affairs of each Fund are supervised by the Company's Board of Directors.

INVESTMENT MANAGEMENT SERVICES.

Investment Advisor - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022 (the "Advisor"), manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1998, the Advisor manages in excess of $1.9 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S. The Advisor has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services and with office space. The Advisor pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Advisor also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, Directors or employees of the Advisor. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookkeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment advisor for each of the Funds, the Advisor receives a fee. That fee is payable monthly an annualized rate that is equal to a percentage of the Fund's average daily net assets. The annual fee paid by the Bond Fund is 1% of the Fund's assets, and the fee paid by the Debt Fund is 1.25%. The fees paid by the Funds are set forth in the table below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

ADMINISTRATIVE SERVICES.

Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to each Fund pursuant to Administrative Services Agreements. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229

TRANSFER AND DIVIDEND DISBURSING AGENT.

Fund Services, Inc. ("FSI" or the "Transfer Agent") is the transfer and dividend disbursing agent for the Company. The address of the Transfer Agent is 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

CUSTODY SERVICES.

Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109 acts as the Custodian of the securities and cash for each of the Funds.

                   HOW ARE SHARES OF THE FUNDS DISTRIBUTED?

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.

                   WHAT IS THE PURCHASE AND REDEMPTION PRICE
                          OF SHARES OF THE DEBT FUND?

The Debt Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Debt Fund is $1,000. Subsequent investments must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

SELLING SHARES.

You may redeem shares of the Debt Fund at any time and in any amount by mail or telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The Debt Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.

Expenses of the Funds, including the Administrative fee and Advisory fee, are accrued each day.

Reinvestment of dividends and distributions in additional shares of the Funds are made on the payment date at the net asset value determined on the record date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash.

              HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested

PRINCIPAL RISKS.

INTEREST RATES:

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the Greater European Bond Fund. Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

The Bond Fund and the Greater European Bond Fund are non-diversified for purposes of the 1940 Act. As a non-diversified fund, the Debt Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

         HOW DO THE RISKS OF THE DEBT FUND AND THE BOND FUND COMPARE?

Because the Bond Fund invests primarily in very high investment grade instruments issued primarily by Western European national governments, and the Debt Fund invest primarily in debt of Eastern European national governments, the principal risk factors are materially different for the two funds.

An investment in the Bond Fund involves a lesser degree of risk due to the fact that(1) it invests primarily in debt instruments rated A or higher by Standard & Poor's ("S&P"); (2) it invests in instruments that are highly liquid; and, (3) it invests primarily in sovereign debt denominated in the currencies of major Western European nations whose creditability is sound.

In the past, an investment in the Debt Fund involved a greater degree of political, currency and market risk due to the fact that (1) it invested primarily in debt instruments rated BB- or better by S&P; (2) it invested in instruments whose markets are in their infancy and are therefore relatively illiquid; and, (3) it invested primarily in sovereign debt denominated in the currencies of the developing nations of Eastern European nations whose currencies tend to fluctuate more widely than those of Western European nations. Under the revised investment practices which the Board will implement for the Debt Fund prior to the Reorganization, the disparity in risk between the two Funds will be less than in the past, as the investments of the Debt Fund will be comprised of both the types of securities presently held in the Bond Fund, and the types of securities presently held in the Debt Fund.

Neither fund may invest more than 5% of its total assets in securities rated below investment grade.

The reorganized fund, to be renamed Vontobel Greater European Bond Fund, will, under normal market conditions, have at least 65% of its assets in foreign debt securities; however, it will not invest more than 50% of total assets invested in debt instruments denominated in the currencies of developing European nations (including Greece, Turkey and Portugal in addition to Eastern Europe).

FOREIGN INVESTING:

A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

EMERGING AND DEVELOPING MARKETS:

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

EUROPEAN CURRENCY:

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presented unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If any of the Funds invests in securities of countries that have converted to the Euro, or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.


      WHAT FEES AND EXPENSES ARE PAID BY THE BOND FUND AND THE DEBT FUND?

The following information is provided in order to assist you in understanding the fees and expenses that an investor in the Debt Fund and the Bond Fund will bear directly or indirectly. The expense figures and examples shown are based on figures from the fiscal year ended on December 31, 1998. While actual expenses may be greater or less than those shown, the expenses of the Debt Fund are not expected to change materially as a result of the proposed Reorganization.

                                                  Bond Fund       Debt Fund
                                                  ---------       ---------
Shareholder transaction Fees
  (Fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)    None           None

Maximum Deferred Sales Charge (Load)                None           None

Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                   None           None

Redemption Fees (1)                                 None           2%(2)

Exchange Fees (3)                                   None           None

Annual Fund Operating Expenses
  (Expenses that are deducted from Fund assets)

Management Fees                                    1.00%           1.25%

Distribution (12b-1 Fees)                          None            None

Other Expenses                                     0.86%           1.14%
                                                  ------          ------

Total Annual Fund Operating Expenses               1.86%           2.39%
                                                  ======          ======

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2)  A 2% redemption fee is charged on shares held less than six (6) months.
(3)  A shareholder may be charged a $10 fee for each telephone exchange.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as the Fund increases in size, its annual operating expenses stated as "Other Expenses" above will decline as an annual percentage rate reflecting economies of scale.

--------------------------------------------------------------------------------

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                           1 Year         3 Year          5 Year         10 Year

International Bond Fund     $189          $585            $1,006         $2,180
o  Expenses-net(a)          $164          $508            $  876         $1,911

Eastern European
  Debt Fund                 $242          $745            $1,275         $2,726
o  Expenses-net(b)          $201          $621            $1,068         $2,306

(a) Expenses reflect the effect of management fee waivers and reimbursed expenses.
(b) Expenses reflect the effect of management fee waivers.

PRO-FORMA CAPITALIZATION TABLE

                                                                  Pro-Forma
                                                                  Combining for
                               Vontobel        Vontobel           Surviving
                            International      Eastern European   European
  As of December 31, 1998     Bond Fund        Debt Fund          Debt Fund
--------------------------------------------------------------------------------
 Net Assets                  $6,983,389        $7,881,885            $14,865,274
 Shares outstanding             654,921           771,630              1,455,605
 NAV per share                   $10.66            $10.21                 $10.21


PERFORMANCE COMPARISON.

International Bond Fund:

The bar chart below shows how the Bond Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Bond Fund's past performance may not indicate how it will perform in the future.

[Graph goes here]

Year            Total Return
1995            17.60%
1996             7.51%
1997            (6.04%)
1998            14.85%

The following table compares the performance of the Bond Fund and the J.P. Morgan Government Bond Index ("J.P. Morgan Index"). The J.P. Morgan Index is an unmanaged index of the world's 12 major government bond markets (Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the UK). Returns to not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)
                     ------------------------------------------


                                            Since Inception
                        1 Year              (March 1, 1994)
                        ------              ---------------
Bond Fund               14.85%                    7.07%
J.P. Morgan Index       (3.73%)                    .84%

Eastern European Debt Fund:

The bar chart below shows how the Eastern European Debt Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Debt Fund's past performance may not indicate how it will perform in the future.


Year                 Total Return
1998                  24.54%

The following table compares the performance of the Debt Fund and the Bank Austria-Creditanstalt Eastern European Bond Index ("Bank Austria-Creditanstalt Index"). The Bank Austria-Creditanstalt Index is a market-weighted index of government and corporate debt instruments issued in local currency and traded on exchanges in Hungary, Poland, Russia, the Czech Republic and Slovakia. Returns do not include dividends and are expressed in U.S. dollars.

                               Average Annual Total Returns
                        (for the periods ending December 31, 1998)
                        ------------------------------------------
                                                Since Inception
                        1 Year                (September 1, 1997)
                       --------                -------------------
Eastern European
  Debt Fund              24.54%                       17.43%
Bank Austria-
  Creditanstalt
Index                   (27.78%)                     (23.86%)

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment
income  and  capital  gains  or  losses  from  portfolio   investments  assuming
reinvestment of dividends.


                      INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the Plan of Reorganization, and is subject in all respects to the provision of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached hereto as Exhibit A.

METHOD OF CARRYING OUT THE REORGANIZATION.

It is expected that the Bond Fund will be consummated promptly upon approval of the Plan by the shareholders of the Bond Fund, subject to satisfaction of the various conditions to the obligations of each of the parties. (See "Conditions Precedent to Closing.") Consummation of the Reorganization will be on or about August __, 1999, or such other date as is determined by the Company on behalf of the Debt Fund and the Bond Fund (the "Closing Date"), provided that the Plan may be terminated by the Company on behalf of either Fund if the Closing Date does not occur on or before September 30, 1999.

On the Closing Date, the Bond Fund will transfer substantially all of its assets to the Debt Fund in exchange for shares of the Debt Fund having an aggregate net asset value equal to the aggregate value of assets so transferred as of 4:00 p.m. Eastern Time on the Closing Date. In the event that the shareholders of the Bond Fund do not approve the Plan, the assets of the Bond Fund will not be transferred on the Closing Date and the obligations of the Company under the Plan relating to the Bond Fund shall not be effective.

If the Reorganization is approved, and the conditions to the Closing have been satisfied, the stock transfer books of the Company with respect to the Bond Fund will be permanently closed as of 4:00 p.m. Eastern Time on the Closing Date and only requests for redemption of shares of the Bond Fund received in proper form prior to 4:00 p.m. on the Closing Date will be accepted. Redemption requests relating to the Bond Fund received thereafter shall be deemed to be redemption requests for shares of the Debt Fund which are to be distributed to the former shareholders of the Bond Fund.

Upon consummation of the Reorganization, the Bond Fund will receive shares of the Debt Fund. The number of shares shall be determined by dividing the aggregate value of the assets of the Bond Fund to be transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Bond Fund and using market quotations determined by the Bond Fund) by the net asset value per share of the common stock of the Debt Fund as of 4:00 p.m. Eastern Time on the Closing Date.

Since the relative asset value of the Bond Fund and the Debt Fund have not yet been ascertained for the purposes of the Closing, it is not possible to determine the exact exchange ratio until the Closing Date. Fluctuations and relative performances of the Bond Fund and the Debt Fund, among other matters, will affect this ratio.

CONDITIONS PRECEDENT TO CLOSING.

The obligation to transfer the assets of the Bond Fund to the Debt Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Debt Fund, in all material respects, of its agreements and undertakings under the Plan, the receipt of certain documents from the Debt Fund, and requisite approval of the Plan by the shareholders of the Bond Fund, as described above. The obligations of the Debt Fund to consummate  the  Reorganization  is  subject  to  the  satisfaction  of  certain conditions precedent, including the performance by the Company of its undertakings under the Plan, the receipt of certain documents and financial statements.

EXPENSES OF THE TRANSACTION.

The Bond Fund and the Debt Fund shall each bear its own expenses incurred in connection with entering into and consummating the transaction contemplated by the Plan.s

TAX CONSIDERATIONS.

As noted above, the Company will not obtain a tax opinion concerning the tax treatment of the transaction for Federal income tax purposes, however, it is expected that the Reorganization will qualify as a non-taxable event for shareholders. If the Reorganization is not a tax-free transaction for Federal income tax purposes, it will be treated as a purchase and sale transaction for federal income tax purposes, with gain or loss recognized as a consequence of the Reorganization by the shareholders of the Bond Fund. The Funds believe that more than half of the shareholders of the Bond Fund are not subject to U.S. Federal income taxation. Former shareholders of the Bond Fund will be advised of the tax treatment of the Reorganization.

DESCRIPTION OF SHARES OF THE DEBT FUND.

Shares of the Debt Fund will be issued to shareholders of the Bond Fund in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of the Debt Fund. No redemption or repurchase of the Debt Fund shares issued to shareholders whose Bond Fund share were represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered for cancellation.

As shareholders of the Debt Fund, former shareholders of the Bond Fund will have substantially similar voting rights and rights upon dissolution with respect to the Debt Fund as they currently have with respect to the Bond Fund.

It is the position of the Division of Investment Management of the U.S. Securities and Exchange Commission that shareholders of the Bond Fund will not be entitled to any "dissenter's rights" since the proposed reorganization is between two open-end investment companies registered under the 1940 Act. Although no dissenters' rights may be available to shareholders of the Bond Fund, shareholder have the right to redeem their shares at net asset value until the Closing Date, and thereafter such shareholders may redeem their Debt Fund shares at net asset value or exchange their Debt Fund shares into share of any other fund in the Vontobel Family of funds subject to the terms of the Prospectus of the fund being acquired.

To the extent permitted by law, the Plan may be amended without shareholder approval by the Company on behalf of the Debt Fund or the Bond Fund. The Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Bond Fund by the Company on behalf of the Debt Fund or the Bond Fund.

                  INFORMATION ABOUT THE COMPANY AND THE FUNDS

Information about the Debt Fund and the Bond Fund is included in the Company's current Prospectus dated May 1, 1999, as revised July __, 1999, with respect to the Debt Fund, and that Prospectus is attached to this Combined Proxy
Statement/Prospectus and incorporated by reference herein. Additional information about the Reorganization and the Funds is included in a Statement of Additional Information, dated __________, 1999, which has been filed with the Securities and Exchange Commission and is incorporated by reference herein. A copy of the Statement of Additional Information may be obtained without charge by writing to the Company or calling 800-527-9500. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549; at the offices of the Fund at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229; and, at the Philadelphia Regional Office of the Securities and Exchange Commission at The Curtis Center, Suite 1005 E, 601 Walnut Street, Philadelphia, Pennsylvania 19106-3322. Copies of such material can also be obtained from the Public
Reference Branch, Office of Consumers Affairs and Information Services, Securities and Exchange Commission, Washington DC 20549, at prescribed rates, and from the internet site maintained by the Commission at http://www.sec.gov.

The International Bond Fund was established in February, 1994 as a series of the Company, which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $0.01 par value common stock. The Eastern European Debt Fund was established in September, 1997 as a series of the Company, which has allocated to the Debt Fund 50,000,000. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. When issued in accordance with the Prospectus, shares will be fully paid and non-assessable. Fractional shares have proportional voting rights.

                 VOTING INFORMATION AND PRINCIPAL STOCKHOLDERS

In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meetings, the proxy holders present may propose one or more adjournments of the Meeting to permit further solicitation of proxies to obtain a quorum. Even if a quorum is present, if enough votes have not been received to approve the proposed Plan, a motion to adjourn the Special Meeting may be presented. Proxies which direct a vote against the Plan will be voted against any motion to adjourn; all other proxies will be voted in favor of adjournment. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The proxies will be voted in the best judgment of management. The costs of any such additional solicitation and of any adjourned session will be borne by the Bond Fund.

PRINCIPAL STOCKHOLDERS.

As of March 31, 1999, the following persons owned of record or beneficially shares of the Funds in the following amounts.

International Bond Fund:

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 486,304.532 outstanding shares (or 69.273%); Charles Schwab Reinvestment, 101 Montgomery Street San Francisco, CA 94104, owned of record 75,059.966 outstanding shares (or 10.692%).

Eastern European Debt Fund:

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 636,765.604 outstanding shares (or 85.996%); and Palenzona Ingeborg of Bahnhofstrasse 33 Ch-8022 Zurich Switzerland owned of record 40,637.473 outstanding shares (or 5.488%).

                           EXHIBITS TO COMBINED PROXY

                              STATEMENT/PROSPECTUS

Exhibit

A     Agreement   and  Plan  of   Reorganization   on  behalf  of  the  Vontobel
      International Bond Fund and the Vontobel Eastern European Debt Fund.

B Prospectus of the Vontobel Funds, Inc. dated May 1, 1999, as revised July __, 1999.

                                                                       EXHIBIT A

                             PLAN OF REORGANIZATION

PLAN OF REORGANIZATION (the "Plan"), made as of this day of _______________________, 1999 by the Vontobel Funds, Inc. (the "Fund"), a
corporation organized under the laws of the State of Maryland, with its principal place of business at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, on behalf of the Vontobel Eastern European Debt Fund series of shares (the "Eastern European Debt Fund") and the Vontobel International Bond Fund series of shares (the "International Bond Fund").

                             PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization" or "Plan") will consist of (i) the acquisition by the Eastern European Debt Fund of substantially all of the property, assets and goodwill of the International Bond Fund in exchange for shares of common stock of the Eastern European Debt Fund, with $0.01 per share par value, and the assumption of other liabilities, if any, of the International Bond Fund, (ii) the distribution of such shares of common stock of the Eastern European Debt Fund to the shareholders of the International Bond Fund according to their respective interest, and (iii) the dissolution of the International Bond Fund as soon as practical after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                    AGREEMENT

In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants hereinafter set forth, and intending to be legally bound, the Fund covenants as follows:

1.    Sale and Transfer of Assets, Liquidation and Dissolution of the Portfolio

(a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Fund on behalf of the Eastern
      European Debt Fund herein contained, and in consideration of the delivery by the Eastern European Debt Fund of the number of its shares hereinafter provided and the assumption by the Eastern European Debt Fund of other liabilities, if any, of the International Bond Fund, the Fund on behalf of the International Bond Fund agrees that it will convey, transfer and deliver to the Eastern European Debt Fund at the Closing all of the then existing assets of the International Bond Fund free and clear of all liens, encumbrances, and claims for which the International Bond Fund has reserved cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the International Bond Fund books as liability reserves,
      (2) to discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the International Bond Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the International Bond Fund's books (hereinafter "Net Assets"). The International Bond Fund shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Fund on behalf of the Eastern European Debt Fund agrees at the Closing to delivery to the International Bond Fund the number of Eastern European Debt Fund shares of common stock (with $0.01 per share par value) determined by dividing the aggregate value of the net assets of the International Bond Fund on the Closing Date by the net asset value per share of common stock of the Eastern European Debt Fund on the Closing Date and multiplying the result by the number of outstanding shares of the International Bond Fund on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) Immediately following the Closing, the International Bond Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of common stock of the Eastern European Debt Fund received by the International Bond Fund pursuant to this Section 1, and shall thereafter dissolve. Such distribution shall be accomplished by the establishment of accounts on the share records of the Eastern European Debt Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Eastern European Debt Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of the International Bond Fund shall be entitled to surrender the same to the transfer agent for the Eastern European Debt Fund and request in exchange therefor a certificate or certificates representing the number of whole shares of common stock of the Eastern European Debt Fund into which the shares of beneficial interest of the International Bond Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the International Bond Fund shall be deemed for all purposes to evidence ownership of the number of shares of common stock of the Eastern European Debt Fund into which the shares of beneficial interest of the International Bond Fund (which prior to Closing were represented thereby) have been converted.

2.    Valuation

(a) The net asset value of a share of common stock of the Eastern European Debt Fund shall be determined to the nearest full cent as of 4:00 p.m. Eastern Time on Closing Date, using the valuation procedures as set forth in the Fund's then effective prospectus.

(b) The net asset value of a share of common stock of the International Bond Fund shall be determined to the nearest full cent as of 4:00 p.m. Eastern Time on the Closing Date, using the valuation procedures as set forth in the Fund's then effective prospectus.

3.    Closing and Closing Date

The Closing Date shall be  ________________________________,  1999 or such later date as the Fund may determine. The Closing shall take place at the principal office of the Fund, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 at 4:00 p.m. Eastern Time on the Closing Date. The International Bond Fund shall have provided for delivery as of the Closing of those Net Assets to be transferred to the Eastern European Debt Fund's Custodian, Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109. Also the Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of the International Bond Fund and the number of shares of beneficial interest of the International Bond Fund owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern Time on the Closing Date, certified by its Transfer Agent or by the President to the best of their knowledge and belief. The Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of the Eastern European Debt Fund to be delivered to said Transfer Agent registered in such manner as the International Bond Fund may request, or provide evidence that such shares of the Eastern European Debt Fund have been registered in an account on the books of the Eastern European Debt Fund.

4. Representations and Warranties by the Fund on behalf of the International Bond Fund

The Fund represents and warrants that:

(a) The International Bond Fund is a validly existing series of the Fund, and that the Fund is duly registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company and all of its International Bond Fund shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

(b) The Fund is authorized to issue a series of shares designated as the International Bond Fund series, consisting of 50,000,000 shares of Common Stock, with a par value of $0.01, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

(c) The financial statements appearing in the Fund's Annual Report to Shareholders for the period ending December 31, 1998, audited by Tait, Weller and Baker, fairly present the financial position of the International Bond Fund as of the date indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of the International Bond Fund accurately summarize the accounting date represented and contain no material omissions with respect to the business and operations of the Portfolio.

(e) The Fund on behalf of the International Bond Fund has the necessary power and authority to conduct the business of the International Bond Fund as such business is now being conducted.

5. Representations and Warranties by the Fund on behalf of the Eastern European Debt Fund

The Fund represents and warrants that:

(a) The Eastern European Debt Fund is a validly existing series of the Fund, and that the Fund is duly registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

(b) The Fund is authorized to issue a series of shares designated as the Eastern European Debt Fund series, consisting of 50,000,000 shares of common stock, with $0.01 per share par value. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of common stock of the Eastern European Debt Fund issued pursuant to the Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

(c) At the Closing, the shares of common stock of the Eastern European Debt Fund will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the International Bond Fund are qualified, and there are a sufficient number of such shares registered under the Securities Act of 1933, as amended, to permit the transfers contemplated by this Agreement to be consummated.

(d) The financial statements appearing the Fund's Annual Report to Shareholders for the fiscal year ending December 31, 1998, audited by Tait, Weller and Baker, fairly present the financial position of the Eastern European Debt Fund as of the date indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) The Fund on behalf of the Eastern European Debt Fund has the necessary power and authority to conduct the business of the Eastern European Debt Fund as such business is now being conducted.

(f) The Fund on behalf of the Eastern European Debt Fund has full power and authority to perform its obligations under this Plan. The execution and delivery of this Plan and the performance of the matters contemplated hereby the Fund on behalf of the Eastern European Debt Fund have been duly authorized by the Board of Directors of the Fund.

(g) Except as disclosed in the Fund's currently effective prospectus, there are no legal, administrative or other proceedings pending against or, to the knowledge of the Fund, threatened against the Fund which would materially affect its financial condition or its ability to consummate the transactions contemplated by this Plan. The Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation or any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling related to any aspect of its business.

(h) The Fund is not a party to or obligated under any provision of its certificate of incorporation, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Plan.

6.    Representations and Warranties by the Fund

The Fund, on behalf of the Eastern European Debt Fund and International Bond Fund represents and warrants that:

(a) The statement of assets and liabilities to be furnished by it, as of 4:00 p.m. Eastern Time for the International Bond Fund and the Eastern European Debt Fund on the Closing Date, for the purpose of determining the number of shares of common stock of the Eastern European Debt Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its net assets in the case of the International Bond Fund and its net assets in the case of the Eastern European Debt Fund and outstanding shares of common stock as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
(e) The execution, delivery and performance of this Plan has been duly authorized by all necessary action of its Board of Directors and this Plan constitutes its valid and binding obligation enforceable in accordance with its terms.

(f) It anticipates that consummation of this Plan will not cause it to fail to conform to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income taxation as a regulated investment company at the end of its fiscal year.

7. Covenants of the Fund on behalf of the International Bond Fund and the Eastern European Debt Fund

(a) The Fund, on behalf of the International Bond Fund and the Eastern European Debt Fund, covenants to operate the respective business of the Eastern European Debt Fund and the International Bond Fund as presently conducted between the date hereof and the Closing, subject to such actions as are necessary in connection with the approval and implementation of this Plan.

(b) The Fund undertakes that it will not acquire the Eastern European Debt Fund shares for the purpose of making distributions thereof other than to the International Bond Fund shareholders.

(c) The Fund on behalf of the International Bond Fund and the Eastern European Debt Fund agrees that by the Closing, all of its Federal and other tax returns or tax extensions and reports required by law to be filed on or before such date shall have been filed and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) The Fund will at the Closing provide a copy of the shareholder ledger accounts for all the shareholders of record of the International Bond Fund as of 4:00 p.m. Eastern Time on the Closing Date who are to become stockholders of the Eastern European Debt Fund as a result of the transfer of assets which is the subject of this Plan, certified by its Transfer Agent or its President to the best of their knowledge and belief.

(e) The Fund agrees to mail to each shareholder of record of the International Bond Fund entitled to vote at the special meeting of shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements of the General Corporation Law of Maryland as to notice thereof, a Combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the Investment Company Act of 1940, as amended, and the rules and regulations, respectively, thereunder.

(f) The Fund will file with the Securities and Exchange Commission a Registration Statement on Form N-14 under the Securities Act of 1933, as amended ("Registration Statement") relating to the issuance of the shares of common stock of the Eastern European Debt Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provision of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Registration Statement becomes effective, at the time of the International Bond Fund shareholder's meeting, and at the Closing Date, the prospectus and statement of additional information included therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by the Fund on behalf of the International Bond Fund and the Eastern European Debt Fund

The obligations of the Fund on behalf of the International Bond Fund and the Eastern European Debt Fund to effectuate this Plan hereunder shall be subject to the following respective conditions:

(a) That (1) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the Fund shall have performed all obligations required by this Plan to be performed by it prior to the Closing ; and,
      (3) the Fund shall have delivered a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the Fund shall have delivered a copy of the resolutions approving this Plan adopted by the Fund's Board of Directors, certified by the Secretary or equivalent officer.

(c) That the Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the Investment Company Act of 1940, as amended, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the Investment Company Act of 1940, as amended, an no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That the holders of at least a majority of the outstanding shares of common stock of the International Bond Fund shall have voted in favor of the adoption of this Plan contemplated hereby at an annual or special meeting to be held no later than _____________________, 1999, or other such date as the Fund may determine.

(e) That the Fund shall have declared a distribution or distributions prior to the Closing date which, together with all previous distributions, shall have the effect of distributing to the shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time for the International Bond Fund on the Closing Date, and
      (ii) any undistributed net investment income and net realized capital gains from any prior period.

(f) That the Fund on behalf of the Eastern European Debt Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens and Young, LLP, counsel to the International Bond Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) The Fund was incorporated under the laws of the State of Maryland on October 28, 1983, and is validly existing and in good standing under the laws of the State of Maryland;

          (2) The Fund has an authorized capital of 500,000,000 shares of common stock, with a par value of $0.01, of which one series of shares has been designated as shares of the International Bond Fund, and, assuming that the initial capital shares of the Fund were issued in accordance with the Investment Company Act of 1940, as amended, and the Articles of Incorporation and By-laws of the Fund and that all outstanding shares of the International Bond Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

          (3) The Fund is an open-end, non-diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

          (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund or the International Bond Fund;

          (5) All corporate actions required to be taken by the Fund to authorize and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Fund; and,

          (6) This Plan is the legal, valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms.

In giving the opinion set forth above, this counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(g) That the Fund on behalf of the International Bond Fund shall have received an opinion in the form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens and Young, LLP, counsel to the Eastern European Debt Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) The Fund was incorporated under the laws of the State of Maryland on October 28, 1983, and is validly existing and in good standing under the laws of that state;

          (2) The Fund has an authorized capital of 500,000,000 shares of common stock, with $0.01 per share par value, and, assuming that the initial capital shares of the Fund were issued in accordance with the Investment Company Act of 1940, as amended, and its
              Articles  of  Incorporation   and  By-laws  and  that  all  the
              outstanding shares of the Eastern European Debt Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

          (3) The Fund is an open-end, non-diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

          (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund;

          (5) The shares of common stock of the Eastern European Debt Fund to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the fund;

          (6) All corporate actions required to be taken by the Fund to authorize and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Fund;

          (7) Neither the execution, delivery nor performance of this Plan by the Fund violates any provision of its Articles of Incorporation,
              its By-laws, or the   provisions   of  any  agreement  or  other
              instrument,  known to such counsel to which the Fund is a party or by which the Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms
              except  as   enforceability   may  be  limited  by  bankruptcy,
              insolvency,  reorganization or other similar laws pertaining to
              the   enforcement  of  creditors'   rights   generally  and  by
              equitable  principles; and,

          (8) The Registration Statement of which the Prospectus of the Eastern European Debt Fund is a part, dated May 1, 1999, (the "Prospectus"), is, at the time of the signing of this Plan, effective under the Securities Act of 1933, as amended, and,
              to  the  best   knowledge  of  such  counsel,   no  stop  order
              suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been
              instituted   or  are  pending   before  or  threatened  by  the
              Securities and Exchange Commission under the Securities Act of 1933, as amended, and nothing has come to its attention which causes it to believe that the time the Prospectus became effective, or at the time of the signing of this Plan, or at
              the  Closing,   such  Prospectus   (except  for  the  financial
              statements and other  financial and  statistical  data included
              therein,   as  to  which  counsel  need  express  no  opinion),
              contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinion set forth above, this counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h) That the Fund on behalf of the International Bond Fund shall have received a certificate from the President and Secretary of the fund to the effect that the statements contained in the Fund's Prospectus dated May 1, 1999, at the time the Prospectus became effective, at the date of the signing of this Agreement and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(i) That the Fund on behalf of the International Bond Fund shall have received a letter from Tait, Weller and Baker, dated the Closing, in form and substance satisfactory to the Fund stating in respect of the Eastern European Debt Fund that:

     (1) On the basis of (a) reading the latest available unaudited interim financial statements of the Eastern European Debt Fund, (b) inquiries of officers of the Fund responsible for financial
          and  accounting  matters,   (c)  reading  the  minutes  of  the
          meetings of the shareholders and the Board of Directors of the Fund for the period from January 1, 1999 to the Closing Date, nothing came to their attention which caused them to believe that during the period from January 1, 1999 to a date specified not more than five days prior to the date of the letter, there were any changes in the shares of common stock of the Eastern European Debt Fund or any decrease in the net investment income or net assets except those which may occur in the normal course of operations, including but not limited to changes or decreases which this Plan and/or the current Prospectus disclose have occurred or may occur, as calculated using the procedures set forth in the Eastern European Debt Fund's currently effective prospectus.

    (2) After completion of the above procedures, nothing came to their attention which caused them to believe that the Eastern European Debt Fund's unaudited financial statements are not
          fairly   presented  in  conformity   with  generally   accepted
          accounting principles applied on a basis consistent with that followed by the Fund in the December 31, 1998 financial statements reported on by them in the Annual Report to Shareholders.

(j) That the Fund's Registration Statement with respect to its shares to be delivered to the International Bond Fund shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance for such an order shall be pending or threatened on that date.

(k) That the shares of the Eastern European Debt Fund to be delivered hereunder shall have been registered by the Fund with each state commission or agency with which such registration is required in order to permit the shares lawfully to be delivered to each of the International Bond Fund shareholder.

(l) That at the Closing the Fund on behalf of the International Bond Fund transfers to the Eastern European Debt Fund aggregate Net Assets of the International Bond Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the International Bond Fund on the Closing Date.

9.    Brokerage Fees and Expenses

(a) The International Bond Fund and the Eastern European Debt Fund each represent and warrant to the other that there are no broker or finders fees payable by it in connection with the transactions provided for herein.

(b). The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows: The International Bond Fund and the Eastern European Debt Fund shall each bear its own expenses incurred in connection with this Plan.

10.   Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after adoption thereof by the shareholders of the International Bond Fund) prior to the Closing by the Board of Directors of the Fund.

(b) If the transactions contemplated by this Plan have not been consummated by _______________________________, the Plan shall automatically terminate on that date, unless a later date is selected by the Board of Directors of the Fund.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Fund or persons who are its directors, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Fund, by action taken by the Board of Directors of the Fund, if, in the judgment of the Board of Directors of the Fund such action or waiver will not have a material adverse affect on the benefits intended under this Plan to the holders of shares of the International Bond Fund or the Eastern European Debt Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of
      Reorganization, and neither the Fund nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of the Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the International Bond Fund, unless such terms and conditions shall result in a change in the method of computing the number of shares of the Eastern European Debt Fund to be issued to the International Bond Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the International Bond Fund, prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Fund shall promptly call a special meeting of shareholders of the International Bond Fund at which such conditions so imposed shall be submitted for approval.







This plan of Reorganization has been executed on behalf of the International Bond Fund and on behalf of the Eastern European Debt Fund by the Fund's duly authorized officers, all as of the day and year first above written.

                                                            VONTOBEL FUNDS, INC.

Attest:




_________________________________            By:________________________________

                                                                       EXHIBIT B

VONTOBEL FUNDS, INC.
A "Series" INVESTMENT COMPANY
1500 Forest Avenue                                      PROSPECTUS
Suite 223                                         Dated May 1, 1999
Richmond, Virginia 23229
Telephone:  1-800-527-9500





VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL EMERGING MARKETS EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL INTERNATIONAL BOND FUND
VONTOBEL EASTERN EUROPEAN DEBT FUND



























--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities. The Commission does not guarantee the accuracy or completeness of this Prospectus and does not determine whether an investment in any of the funds contained in this Prospectus is a good investment. It is illegal to claim that the Commission has done so.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY................................................

      VONTOBEL U.S. VALUE FUND.....................................

      VONTOBEL INTERNATIONAL EQUITY FUND...........................

      VONTOBEL EMERGING MARKETS EQUITY FUND........................

      VONTOBEL EASTERN EUROPEAN EQUITY FUND........................

      VONTOBEL INTERNATIONAL BOND FUND.............................

      VONTOBEL EASTERN EUROPEAN DEBT FUND..........................

FUND FEES AND EXPENSES.............................................

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS.........................

OTHER PRINCIPAL RISKS..............................................

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE......................

SHAREHOLDER INFORMATION............................................

PURCHASING SHARES..................................................

REDEEMING SHARES...................................................

OTHER SHAREHOLDER SERVICES.........................................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS..........................

DISTRIBUTIONS AND TAXES............................................

DISTRIBUTION ARRANGEMENTS..........................................

FINANCIAL HIGHLIGHTS...............................................

RISK/RETURN SUMMARY

Vontobel U.S. Value Fund ("Value Fund")

Investment Objective       Long-Term Capital Return
Principal Investment       Under normal circumstances, the Value Fund
Strategies                 will invest at least 65% of its assets in
                           equity securities that are traded on U.S.
                           exchanges.  The Fund may also invest in
                           fixed-income securities and cash
                           equivalents, such as overnight repurchase
                           agreements and short-term U.S. Treasuries.
Principal                  Investment  Risks The Value  Fund's  investments  are
                           subject to market, economic and business risks. These risks will cause the Value Fund's net asset value
                           ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline.
                           Also,  there  is no  assurance  that  the  Investment
                           Advisor will achieve the Fund's objective.

                           The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                           An investment in the Value Fund is not a bank deposit
                           and is  not  insured  or  guaranteed  by the  Federal
                           Deposit Insurance Corporation or any other
                           government agency.
Investor Profile           You may want to invest in the Value Fund
                           if you are seeking long-term capital
                           return, together with relative safety of principal in the long-term, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Value Fund if you are seeking current income.

Performance Information

The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.



Graph goes here:



                            Vontobel U.S. Value Fund

Year          Total Return

1990*           (9.90%)

1991            37.29%

1992            16.30%

1993             6.00%

1994             0.02%

1995            40.36%

1996            21.28%

1997            34.31%

1998            14.70%

Best Calendar Quarter 1st Q 1991 up 21.90%

Worst Calendar Quarter 3rd Q 1990 down 21.80%



* Shows non-annualized return for the period from March 31, 1990, commencement of operations, to December 31, 1990.


The following table compares the performance of the Value Fund and the S&P
500. The S&P 500 is an unmanaged index of the common stock of the 500 largest publicly traded U.S. Companies. Returns include dividends and are expressed in U.S. dollars.

                               Average Annual Total Returns
                          (for the periods ending December 31, 1998)

                       1 Year           5 Years       Since Inception
                                                     (March 30, 1990)
Value Fund             14.70%            21.27%           17.12%
S&P 500 Index          28.38%            23.84%           18.70%


VONTOBEL INTERNATIONAL EQUITY FUND ("International Equity Fund")

Investment Objective        Capital Appreciation
Principal Investment        Under normal circumstances the
Strategies                  International Equity Fund will invest at
                            least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The Fund will primarily hold securities listed on a security exchange or quoted on an established over-the-the counter market.
Principal Investment Risks  The International Equity Fund's
                            investments are subject to market,
                            economic and business risks. These risks may cause the International Equity Fund's
                            NAV to fluctuate over time.  Therefore,
                            the value of your investment in the Fund could decline. Also, there is no assurance that the Investment Advisor will achieve the Fund's objective.

                            The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                            The Fund may also invest in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                            An  investment in the  International  Equity Fund is
                            not a bank deposit and is not insured or  guaranteed
                            by the Federal Deposit Insurance  Corporation or any
                            other government agency.
Investor Profile            You may want to invest in the
                            International Equity Fund if you are
                            seeking capital appreciation and wish to diversify your existing investments. The
                            International Equity Fund may be
                            particularly suitable for you if you wish to take advantage of opportunities in the securities markets of Europe and the Pacific Basin and are willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

                       Vontobel International Equity Fund

Graph goes here:

Year        Total Return
1990*        (12.42%)
1991          18.74%
1992          (2.37%)
1993          40.80%
1994          (5.28%)
1995          10.91%
1996          16.98%
1997           9.19%
1998          16.77%

Best Calendar Quarter 4th Q 1998 up 18.60% Worst Calendar Quarter 3rd Q 1990 down 19.40%

* Represents a period during which the Fund was advised by other investment advisors. On July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.


The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 1100 common stock securities issued by Foreign companies. Returns include dividends and are expressed in U.S. dollars.

                     Average Annual Total Returns
              (for the periods ending December 31, 1998)

                                                                 Since Inception
                                   1 Year           5 Years       (July 6, 1990)

International Equity Fund          16.77%            9.38%           9.89%
EAFE Index                         20.00%            9.19%           6.75%


VONTOBEL EMERGING MARKETS EQUITY FUND ("Emerging Markets Fund")

Investment Objective        Long-Term Capital Appreciation
Principal Investment        Under normal circumstances the Emerging
Strategies                  Markets Fund will invest at least 65% of
                            its  total  assets  in  the  equity   securities  of
                            companies in developing countries.  The Fund intends
                            to diversify its investments broadly among countries
                            and normally to have  represented  in the  portfolio
                            business activities of not less than three different
                            countries.  The Fund will primarily hold  securities
                            listed  on a  security  exchange  or  quoted  on  an
                            established  over-the-counter  market.  The Emerging
                            Markets Fund may also invest in American  Depositary
                            Receipts  ("ADRs"),   European  Depositary  Receipts
                            ("EDRs"),  Global  Depositary  Receipts ("GDRs") and
                            Registered Depositary Certificates ("RDCs").
Principal Investment Risks  The Emerging Markets Fund's investments are subject to market, economic and
                            business risks.  These risks may cause
                            the Fund's NAV to fluctuate over time.
                            Therefore, the value of your investment
                            in the Fund could decline.  Also, there
                            is no assurance that the Investment
                            Advisor will achieve the Fund's objective.

                            The Emerging Markets Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                            The Fund also invests in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                            An investment in the Emerging  Markets Fund is not a
                            bank deposit and is not insured or guaranteed by the
                            Federal Deposit  Insurance  Corporation or any other
                            government agency.
Investor Profile            You may wish to invest in the Emerging
                            Markets Fund if you are seeking long-term capital appreciation and wish to diversify your current investments beyond equities of companies in developed markets. You should not invest in the Fund if you are not willing to accept the risks associated with foreign investing.



Performance Information

The bar chart below shows how the Emerging Markets Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Emerging Markets Fund's past performance may not indicate how it will perform in the future.

                         Vontobel Emerging Markets Fund

Year                 Total Return
1997*                   (5.80%)
1998                   (22.40%)

Best Calendar Quarter 4th Q 1998 up 14.04% Worst Calendar Quarter 3rd Q 1998 down 24.77%


*  Shows   non-annualized   return  for  the  period  from  September  1,  1997,
   commencement of operations, to December 31, 1997.

The following table compares the performance of the Emerging Markets Fund and the Morgan Stanley Capital International Emerging Markets Free Index ("the EMF Index"). The EMF Index is a market capitalization weighted aggregate index comprised of equities traded on listed markets in 26 emerging countries. Index returns do not include dividends and are expressed in U.S.
dollars.

                     Average Annual Total Returns
              (for the periods ending December 31, 1998)
                         1 Year                Since Inception
                                             (September 1, 1997)
Emerging Markets Fund  (22.40%)                    (20.97%)
EMF Index              (27.52%)                    (30.91%)

VONTOBEL EASTERN EUROPEAN EQUITY FUND ("E. European Equity Fund")

Investment Objective        Capital Appreciation
Principal Investment        Under normal circumstances, the E.
Strategies                  European Equity Fund will invest at least
                            65% of its assets in equity  securities of companies
                            located  in  Eastern   Europe  or  which  conduct  a
                            significant portion of their business in countries which are generally considered to comprise Eastern
                            Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.
Principal Investment Risks  The E. European Equity Fund's investments are subject to market, economic and
                            business risks. These risks may cause the Fund's NAV to fluctuate over time.
                            Therefore, the value of your investment
                            in the Fund could decline.  Also, there
                            is no assurance that the Investment
                            Advisor will achieve the E. European
                            Equity Fund's objective.

                            The E. European Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                            The Fund also invests in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                            An investment in the E. European Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile            You may wish to invest  in the E.  European
                            Equity Fund if you seek to  diversify  your  current
                            equity   holdings   and   to   take   advantage   of
                            opportunities in the newly reorganized markets of Eastern Europe.



Performance Information

The bar chart below shows how the E. European Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the E. European Equity Fund's past performance may not indicate how it will perform in the future.

                        Vontobel E. European Equity Fund

Year                 Total Return
1996*                   48.90%
1997                     8.74%
1998                   (46.62%)

Best calendar quarter 2nd Q 1996 up 25.74% Worst calendar quarter 3rd Q 1998 down 40.48%


*  Shows   non-annualized   return  for  the  period  from  February  15,  1996,
   commencement of operations, to December 31, 1996.

The following table compares the performance of the E. European Equity Fund and the Nomura Research Institute's Central and Eastern European Equity Index ("Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and are expressed in U.S. dollars.

                                      Average Annual Total Returns
                               (for the periods ending December 31, 1998)
                                    1 Year          Since Inception
                                                   (February 15, 1996)
E. European Equity Fund             (46.62%)             (4.95%)
Nomura Composite-11 Index           (21.84%)              2.07%


VONTOBEL INTERNATIONAL BOND FUND ("Bond Fund")

Investment Objective        To Maximize Total Return from Capital
                            Growth and Income
Principal Investment        Under normal circumstances the Bond Fund
Strategies                  will invest at least 65% of its total
                            assets in high grade bonds  issued (i) in  countries
                            other  than the  U.S.;  (ii) by  issuers  which  are
                            organized  in a country  other than the U.S. or have
                            at least 50% of their  assets or derive at least 50%
                            of their  revenues in such country  (notwithstanding
                            the  currency in which such bonds are  denominated);
                            or (iii) by  national or  international  authorities
                            other than the U.S.  The  Advisor  actively  manages
                            currency,  bond market and  maturity  exposure.  The
                            Bond Fund will  normally  invest at least 65% of its
                            total  assets  in  bonds   denominated   in  foreign
                            currencies,   however,  generally  foreign  currency
                            denominated   bonds  will   constitute  90%  of  its
                            portfolio. The Fund normally has investments in securities of issuers from a minimum of three different countries.


Principal                   Investment  Risks The Bond  Fund's  investments  are
                            subject to interest rate risk. Interest rate risk may cause the NAV to fluctuate over time and the value of the Bond Fund could decline or increase.
                            There is no assurance that the Bond Fund will achieve its objective.

                            The Bond Fund's investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                            The Bond Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                            An investment in the Bond Fund is not a bank deposit
                            and is not  insured  or  guaranteed  by the  Federal
                            Deposit Insurance Corporation or any other
                            government agency.
Investor Profile            You may wish to invest in the Bond Fund
                            if you are seeking to maximize your total return and diversify your investments.
                            The Bond Fund may be particularly suited for you if you wish to take advantage of opportunities in bond markets outside the U.S. You should not invest in the Bond
                            Fund if you are not willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the Bond Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Bond Fund's past performance may not indicate how it will perform in the future.

Graph goes here

                        Vontobel International Bond Fund

Year            Total Return
1994*              1.98%
1995              17.60%
1996               7.51%
1997              (6.04%)
1998              14.85%

Best calendar quarter 3rd Q 1998 up 10.00% Worst calendar quarter 4th Q 1994 down 6.60%

* Shows non-annualized return from the period from March 1, 1994, commencement of operations, to December 31, 1994.

The following table compares the performance of the Bond Fund and the J.P. Morgan Government Bond Index ("J.P. Morgan Index"). The J.P. Morgan Index is an unmanaged index of the world's 12 major government bond markets (Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the UK). Returns to not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)
                        1 Year                 Since Inception
                                               (March 1, 1994)
Bond Fund               14.85%                      7.07%
J.P. Morgan Index       18.28%                      9.00%

VONTOBEL EASTERN EUROPEAN DEBT FUND ("E. European Debt Fund")

Investment Objective        To Maximize Total Return from Capital
                            Growth and Income
Principal Investment        Under normal circumstances the E.
Strategies                  European Debt Fund will invest at least
                            65% of its total assets in fixed-income  instruments
                            that are  issued by  borrowers  located  in  Eastern
                            European countries. The Fund will normally invest at
                            least  65% of its total  assets in debt  instruments
                            denominated   in  foreign   currencies.   Generally,
                            however,    foreign   currency    denominated   debt
                            instruments will constitute 90% of its portfolio.

                            The Fund will invest principally in instruments that bear the rating of BBB- or better by S&P or Baa3 or higher by Moody's, or unrated securities that the Advisor believes to be of comparable quality to such instruments with ratings of BBB- or higher by S&P or Baa3 or higher by Moody's. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries.
Principal Investment Risks  The E. European Debt Fund's investments are subject to interest rate risk.
                            Interest rate risk may cause the NAV to
                            fluctuate over time and the value of the
                            E. European Debt Fund could decline or
                            increase.  There is no assurance that the
                            E. European Debt Fund will achieve its
                            objective.

                            The E. European Debt Fund's investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                            The E. European Debt Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                            An  investment in the E. European Debt Fund is not a
                            bank deposit and is not insured or guaranteed by the
                            Federal Deposit  Insurance  Corporation or any other
                            government agency.
Investor Profile            You may wish to invest in the E. European
                            Debt Fund if you are seeking to maximize your total return and diversify your investments. The Fund may be especially suitable for you if you are willing to take advantage of opportunities in the developing debt markets of Eastern
                            Europe.  You should not invest in the E.
                            European Debt Fund if you are not willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the E. European Debt Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the E. European Debt Fund's past performance may not indicate how it will perform in the future.

                         Vontobel E. European Debt Fund

Year                 Total Return
1997*                 (0.55%)
1998                  24.54%

Best calendar quarter 4th Q 1998 up 6.72% Worst calendar quarter 4th Q 1997 down 1.14%



*  Shows   non-annualized   return  for  the  period  from  September  1,  1997,
   commencement of operations, to December 31, 1997.

The following table compares the performance of the E. European Debt Fund and the Bank Austria-Creditanstalt Eastern European Bond Index ("Bank Austria-Creditanstalt Index"). The Bank Austria-Creditanstalt Index is a market-weighted index of government and corporate debt instruments issued in local currency and traded on exchanges in Hungary, Poland, Russia, the Czech Republic and Slovakia. Returns do not include dividends and are expressed in U.S. dollars.

                                          Average Annual Total Returns
                                    (for the periods ending December 31, 1998)
                                                         Since Inception
                                        1 Year         (September 1, 1997)
E. European Debt Fund                   24.54%               17.43%
Bank Austria-Creditanstalt Index       (27.78%)             (23.86%)

FUND FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a Fund's performance.

The following table describes the fees and expenses that you will pay in connection with purchases or redemptions of shares of the Value Fund, the International Equity Fund, the Emerging Markets Fund, the E. European Equity Fund, the Bond Fund and the E. European Debt Fund (collectively, the "Funds"). The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

--------------------------------------------------------------------------------
                                   VALUE FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         0.86%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          0.60%

Total Annual Fund Operating Expenses                                    1.46%

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         0.90%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          0.50%

Total Annual Fund Operating Expenses                                    1.40%

--------------------------------------------------------------------------------
                           EMERGING MARKETS EQUITYFUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          4.88%

Total Annual Fund Operating Expenses                                    6.13%*

* Management Fee waivers, expense reimbursements and expense credits reduced the Total Annual Fund Operating Expenses to 2.07% during the year ended December 31, 1998.

--------------------------------------------------------------------------------
                             E. EUROPEAN EQUITY FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          1.32%

Total Annual Fund Operating Expenses                                    2.57%

--------------------------------------------------------------------------------
                                    BOND FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.00%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          0.86%

Total Annual Fund Operating Expenses                                    1.86%

--------------------------------------------------------------------------------

                              E. EUROPEAN DEBT FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          1.14%

Total Annual Fund Operating Expenses                                    2.39%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2) A 2% redemption fee is charged on shares held less than six (6) months.
(3) A shareholder may be charged a $10 fee for each telephone exchange.

     The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as each Fund increases in size, its annual operating expenses stated as "Other Expenses" above will decline as an annual percentage rate reflecting economies of scale.
--------------------------------------------------------------------------------
The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                     1 Year         3 Year          5 Year         10 Year
                     ------         ------          ------         -------

Value Fund           $  150         $  465          $  803         $ 1,757
o Expenses-net(a)    $  148         $  459          $  792         $ 1,735

International
 Equity Fund         $  143         $  443          $  766         $ 1,680
o Expenses-net(b)    $  138         $  431          $  745         $ 1,635

Emerging
 Markets Fund
o With
  Redemption Fee      $ 810         $2,008          $3,180         $ 5,995
o W/O
  Redemption Fee      $ 610         $1,808          $2,980         $ 5,795
o Expenses-net(c)     $ 210         $  649          $1,114         $ 2,400

E. European
  Equity Fund
o With
  Redemption Fee      $ 460         $  999          $1,565         $ 3,105
o W/O
  Redemption Fee      $ 260         $  799          $1,365         $ 2,905
o Expenses-net(b)     $ 241         $  751          $1,285         $ 2,746

Bond Fund             $ 189         $  585          $1,006         $ 2,180
o Expenses-net(d)     $ 164         $  508          $  876         $ 1,911

E. European
  Debt Fund
o With
  Redemption Fee      $ 442         $  945          $1,475         $ 2,926
o W/O
  Redemption Fee      $ 242         $  745          $1,275         $ 2,726
o Expenses-net(e)     $ 201         $  621          $1,068         $ 2,306

(a)Expenses reflect the effect of management fee waivers and custodian credits to offset custodian fees.
(b) Expenses reflect the effect of custodian credits to offset custodian fees.
(c)Expenses reflect the effect of management fee waivers, reimbursed expenses and custodian credits to offset custodian fees.
(d)Expenses reflect the effect of management fee waivers and reimbursed expenses.
(e) Expenses reflect the effect of management fee waivers.


INVESTMENT OBJECTIVES/STRATEGIES AND RISKS

Value Fund

The Value Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Treasuries. The Advisor uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Advisor"), the investment advisor for each of the Funds, employs a bottom-up approach to stockpicking, with an emphasis on qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Advisor seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Advisor's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore the Advisor seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings growth and free cash flow, low debt and effective management.

The Value Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Value Fund may increase or decrease. The Value Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

As noted above, the Advisor seeks to achieve its investment objective by investing principally in equity securities. Nonetheless, the Advisor may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Treasuries), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Advisor views its "cash position" as a residual measure of the ability of its investment personnel to identify enough stocks that meet their rigorous investment criteria.

The Value Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.


The Value Fund may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF") . The portfolio of the International Equity Fund will be diversified. The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Advisor seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

The International Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the International Equity Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). The International Equity Fund may also assume a temporary defensive position in response to extreme or adverse market, economic or other conditions.

Emerging Markets Fund

The Emerging Markets Fund's investment objective is to achieve long-term capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal circumstances the Emerging Markets Fund will invest at least 65% of its total assets in securities of companies that are located in developing countries. The Fund may acquire these securities directly in their principal markets or through the use of Depositary Receipts. The portfolio of the Fund will be diversified.

The Emerging Markets Fund considers countries having developing markets to be all countries included in the EMF, generally considered to be developing or emerging markets countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, as used in this prospectus, emerging markets equity securities means (i) equity securities of companies that the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities traded in any market, of companies that derive a substantial portion of their total revenue or potential revenue from either goods or services produced in developing countries or sales made in emerging market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country.

The Emerging Markets Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. It is anticipated that the Emerging Markets Fund will invest in three or more of the countries in the following list, which is meant to be representative and not exhaustive:


-----------------------------------------------------------------------
Argentina         Greece            Pakistan         South Africa
-----------------------------------------------------------------------
Brazil            Hong Kong         Panama           South Korea
-----------------------------------------------------------------------
Chile             Hungary           Peru             Sri Lanka
-----------------------------------------------------------------------
China             India             Philippines      Taiwan
-----------------------------------------------------------------------
Colombia          Indonesia         Poland           Thailand
-----------------------------------------------------------------------
Czech Republic    Israel            Portugal         Turkey
-----------------------------------------------------------------------
Egypt             Malaysia          Russia           Venezuela
-----------------------------------------------------------------------
Ghana             Mexico            Singapore
-----------------------------------------------------------------------

The securities the Emerging Markets Fund purchases may not always be purchased on the principal market of the country. For example, ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or Registered Depository Certificates ("RDC") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section. Similar to ADRs, EDRs, GDRs and RDCs represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADRs, as well as the fact that the EDR, GDR or RDC is itself issued outside the U.S. RDCs involve risks associated with Russian securities transactions. Please refer to the Statement of Additional Information for more information on ADRs, EDRs, GDRs and RDCs.

The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Advisor seeks to invest in companies that have a long record of successful operations in their core businesses and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders of their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Advisor does not currently actively manage currency risk.

The Fund's investments in developing countries involve those same risks that are associated with foreign investing in general (see "Other Principal Risks" below). In addition to those risks, companies in developing countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets. Also the value of your investment in the Emerging Markets Fund may decline due to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. The Emerging Markets Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Emerging Markets Fund may not perform as anticipated.

While the Emerging Markets Fund intends to remain substantially invested in common stock and securities that are convertible into common stock, it also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Emerging Market Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Emerging Markets Fund may also invest in unlisted securities. Unlisted securities include securities that are neither listed on a stock exchange or traded-over-the counter and privately placed securities. Investing in unlisted securities may involve a higher degree risk than publicly traded securities and may result in substantial losses. These securities may also be less liquid than publicly traded securities because they are not traded publicly.

E. European Equity Fund

The E. European Equity's Fund investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 65% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. The Advisor's investment universe consists of companies that are located in, or listed on the exchanges of, the former Soviet Bloc countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Advisor concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). In Poland, Hungary, the Czech Republic and Slovakia, the Advisor can invest in local shares. Elsewhere, due to the lack of local subcustodians or liquidity, the Advisor currently invests only through GDR or ADR programs.

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the E. European Equity Fund will be diversified. Management expects that the Fund will have a low turnover ratio (not exceeding 100% annually). The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Advisor considers only about 200 stocks as investable, based upon their market capitalization and liquidity. The Advisor expects this number to increase dramatically in the years to come. Together, these 200 stocks represent a market capitalization of approximately US$ 50 billion.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Other Principal Risks" below). Also the value of your investment in the E. European Equity Fund may decline due to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. The E. European Equity Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the E. European Equity Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The E. European Equity Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Emerging Market Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

Bond Fund

The Bond Fund's investment objective is to maximize total return from capital growth and income. The Bond Fund seeks to achieve its objective by investing in fixed-income securities that are traded in bond markets outside the U.S. Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investments used in the Fund's portfolio.

The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

Under normal market conditions, at least 65% of the Bond Fund's assets will be invested in foreign securities that are rated A or higher by S&P or Moody's Investors Service, Inc. ("Moody's") or unrated bonds which the Advisor believes are comparable in quality; however, the Fund generally invests 90% of its total assets in foreign debt securities. The Bond Fund may invest in lower rated securities in order to take advantage of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities that are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. Securities that are rated below investment grade entail greater risk than investment grade debt securities. After purchase by the Bond Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the Fund to dispose of the debt security.

The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries; however, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be "from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

While the Bond Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the Bond Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. The Fund may also hedge using U.S. dollars in certain situations.

The selection of bonds for the Bond Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the Bond Fund. Fluctuations in the value of the investments will be reflected in the NAV of the Bond Fund.

The Bond Fund is non-diversified for purposes of the 1940 Act. As a non-diversified fund, the Bond Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

Cash may be held in U.S. dollars and/or in any of the major trading currencies. The Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets. Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investments that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph, U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds. The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

E. European Debt Fund

The E. European Debt Fund's objective is to maximize total return from capital growth and income. The Fund seeks to achieve its investment objective by investing in fixed-income securities that are issued by borrowers in Eastern European countries. The Fund will normally invest at least 65% of its total assets in debt instruments denominated in foreign currencies. Generally, however, foreign currency denominated debt instruments will constitute 90% of its portfolio.

Under normal market conditions, the E. European Debt Fund will invest at least 65% of its assets in foreign securities that are rated BBB- or higher by S&P or Baa3 by Moody's or unrated bonds which the Advisor believes are comparable in quality; however, the Fund generally invests 90% of its total assets in foreign debt securities. Due to the relative scarcity and small size of many securities offerings in the Eastern European market, the number of securities that are rated by S&P and Moody's is limited. The Advisor reserves the right to determine that certain securities are of comparable quality where such securities have not been rated due to the small size of the offering or other factors. After purchase by the E. European Debt Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the Fund to dispose of the debt security.

The Advisor's investment universe encompasses two distinct markets: (1) the local currency debt markets of Eastern Europe, the Russian market and the markets of the newly formed countries that belonged to the former Soviet Union, and (2) the Eurocurrency markets that are used by public and private sector borrowers in the Advisor's market universe to raise capital in the major trading currencies, including the U.S. dollar. For investments in local currency debt instruments, the Advisor's core markets are the Czech Republic, Slovakia, Hungary, Poland, Slovenia, the Baltic states, Croatia, Romania and Russia.

The Fund intends to select its investments from a number of country and market sectors. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries. While the E. European Debt Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the E. European Debt Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. In circumstances where the outlook for U.S. dollar is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position of up to 35% of the Fund's total assets. Conversely, if the outlook for Eastern European currency cash returns is more attractive, the Fund will hold foreign cash positions of up to 25% of the Fund's total assets. From time to time, the Advisor may hold up to 90% of the Fund's total assets in securitized money market instruments, such as government short-term paper, treasury bills issued by governments of Eastern European countries, commercial paper and corporate short-term paper with maturities of up to one year.

The selection of bonds for the E. European Debt Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The Advisor focuses on issuers of the highest available credit quality and uses international and supranational issuers with credit ratings at least equal to those of local borrowers. Quality and sector management are therefore not as complex as for domestic U.S. bonds. Because the Advisor focuses its issue selection on the highest available credit quality, opportunities to achieve significant incremental returns in sector selection are limited.

Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decision. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector which the Advisor deems to have the greatest future marketability.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the E. European Debt Fund. Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

To protect against adverse movements of interest rates and for liquidity, the Fund may also invest all or a portion of its net assets in short-term obligations, such as bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations and repurchase agreements. The Advisor also attempts to protect the Fund from rising interest rates by selling interest rate future contracts or purchasing put options on interest rate futures contracts.

The E. European Debt Fund is non-diversified for purposes of the 1940 Act. As a non-diversified fund, the E. European Debt Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

OTHER PRINCIPAL RISKS

Year 2000 Issue

Like other mutual funds and financial or business organizations around the world, Vontobel Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

European Currency

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If any of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

Foreign Investing

 A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

ADRs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADRs.

Temporary Defensive Positions

When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, each of the International Equity Fund, E. European Equity Fund and Bond Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Investment Advisor - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022 (the "Advisor"), manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1998, the Advisor manages in excess of $1.9 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S. The Advisor has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services and with office space. The Advisor pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Advisor also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, Directors or employees of the Advisor. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookkeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment advisor for each of the Funds, the Advisor receives a fee. That fee is payable monthly an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

For the fiscal year ended December 31, 1998, the Advisor earned $1,903,694 for the Value Fund, $1,505,510 for the International Equity Fund, $35,051 for the Emerging Markets Fund, $1,003,342, for the E. European Equity Fund, $80,161 for the Bond Fund and $154,111 for the E. European Debt Fund. The Advisor waived fees of $22,500 for the Value Fund, $35,051 for the Emerging Market Fund, $80,161 for the Bond Fund and $50,475 for the E. European Debt Fund.









                                                       E.        Bond   E.
                            Value  Interna   Emerging  Europea   Fund   European
                            Fund   Equity    Markets   Equity           Debt
                                   Fund      Fund      Fund             Fund
--------------------------------------------------------------------------------
Amount of Assets Managed
--------------------------------------------------------------------------------
$0-$100 million    %        1.00   1.00      1.25      1.25      1.00    1.25
--------------------------------------------------------------------------------
More than $100 million
to $500 million             0.75   0.75      1.25      1.25      1.00    1.25
--------------------------------------------------------------------------------
More than $500 million      0.75   0.75      1.00      1.00      1.00    1.00

Mr. Edwin Walczak is a Senior Vice President of the Advisor. Mr. Walczak joined the Advisor in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March 1990. Mr. Mark Robertson, who is a Vice President of the Advisor, is the associate portfolio manager of the Value Fund. He joined the Advisor in September 1991.

Mr. Fabrizio Pierallini, who is a Senior Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994 and the Emerging Markets Fund since its inception on August 18, 1997. From September 1988 to April 1991 Mr. Pierallini worked with Swiss Bank Corporation (now UBS), as a Vice President/Portfolio Manager in its Zurich office and from May 1991 to April 1994 as an Associate Director/Portfolio Manger in its New York office. Mr. Rajiv Jain joined the Advisor in November 1994. He is a Vice President of the Advisor and the associate portfolio manager of the International Equity and Emerging Markets Funds. From 1993 to 1994 Mr. Jain worked as an analyst with Swiss Bank Corporation, New York.

Mr. Luca Parmeggiani, who is a Vice President of the Advisor, has been the portfolio manager of the E. European Equity Fund since October 1, 1997. Mr. Parmeggiani is a First Vice President of Vontobel Asset Management, Switzerland, which he joined in September 1997 as head of Eastern European equity research and management. He was formerly a Vice President of Lombard Odier & Cie, Geneva, which he joined as a quantitative analyst in 1992 and was the portfolio manager of Lombard Odier's closed-end Polish Investment Fund and its Luxembourg-based Eastern Europe Fund. He is an EFFAS certified financial analyst (European Federation of Financial Analysts and Statisticians).

Dr. Monica Mastroberardino is a Vice President of the Advisor, and was appointed the portfolio manager of the International Bond Fund in February 1999. She is also the Associate Fund Manager of the E. European Debt Fund. Dr. Mastroberardino has been a macroeconomic analyst with Vontobel Asset Management, Zurich, since February 1998 and is the Associate Fund Manger of its Luxembourg-based Eastern European Debt Fund. From February 1995 to January 1998 she worked as a macroeconomic and financial analyst for Credit Suisse, Zurich.

Mr. Volker Wehrle is a Vice President of the Advisor. He has been the President and portfolio manager of the E. European Debt Fund since its
inception on August 18, 1997.   Mr. Wehrle is also a Vice President and the
head of fixed income management of Vontobel Asset Management, Zurich, which he joined in October 1994. From January 1989 to September 1994 he managed fixed income investments for the Group Treasury Department of Sandoz AG in Basel, Switzerland.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Fund directly from Vontobel Fund Distributors (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

The minimum initial investment for the Value Fund, Emerging Markets Fund, E. European Equity Fund, Bond Fund and E. European Debt Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).

Purchase by Mail - To purchase shares of a Fund by mail complete and sign the attached application form (the "Account Application") and mail it together with your check to Fund Services, Inc., (the "Transfer Agent"), at P.O. Box 26305, Richmond, VA 23260. All checks should be made payable to the applicable Fund. For subsequent purchases, include the tear-off stub from a prior purchase confirmation with your check. Otherwise, identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Funds' records. You will not have access to your shares until the Funds' records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent promptly notify you if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Emerging Markets Fund shares, E. European Equity Fund shares or E. European Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

After we receive your request in proper order, the Company will mail redemption proceeds to your registered address within seven days. The Company will make payments payable to the registered owner(s) unless you specify otherwise in your redemption request.

Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased less than 15 days prior to the receipt of your redemption request, the Transfer Agent must determine the check you used to pay for the shares you are redeeming has cleared before it disburses the redemption proceeds. If you anticipate that you may make a redemption within 15 days after you purchase shares, you should make your purchase by wire, or by a certified, treasurer's or cashier's check.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares or if you ask that the proceeds be sent to a different address or person. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent to learn if a signature guarantee is needed or to make sure that it is completed appropriately.

There is no charge to shareholders for redemptions by mail.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee for each telephone redemption. The Transfer Agent may change the amount of this service charge at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

OTHER SHAREHOLDER SERVICES

Individual Retirement Accounts (IRA's) - IRA accounts are available. Please call
(800)-527-9500 for information and to request forms.

Invest-A-Matic Account - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Invest-A-Matic Account.

Exchange Privileges Account - You may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the share of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements And Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check each Fund's distribution schedule before you invest. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund.

DISTRIBUTIONS AND TAXES

Tax Considerations

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your Fund shares, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different series of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your Fund shares will generally be subject to state and local income tax. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs a Fund to do so.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisors and consultants, financials planners, brokers, dealers and other investment professionals, and directly through the Distributor. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. for example, third parties may charge transaction fees or set different minimum investment amounts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years [or, if shorter, the period of the Fund's operations]. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back card page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

                            Vontobel U.S. Value Fund
                For a Share Outstanding Throughout Each Period

                                      Years ended
                                      December 31,
                              ------------------------------------
                              1998      1997      1996    1995     1994
                              ----      ----      ----    ----     ----
Per Share Operating
Performance
Net asset value,
beginning of year             $16.51    $13.78    $13.25  $10.26   $12.64
                              ------    ------    ------  ------   ------
Income from
investment operations
   Net                          0.22      0.10      0.17    0.05     0.09
investment
income
   Net realized and
unrealized gain (loss) on
investments                     2.06      4.61      2.65    4.09    (0.08)
                              ------    ------    ------   ------   ------
Total from investment
operations                      2.28      4.71      2.82    4.14     0.01
                              ------    ------    ------   ------   ------
Less
distributions
  Distributions from net
   investment income          (0.16)     (0.10)    (0.19)  (0.04)   (0.23)
  Distributions from
   realized gain on
   investments                (1.90)     (1.88)    (2.10)  (1.11)   (2.16)
                              ------    ------     ------  ------   ------

Total
distributions                 (2.06)     (1.98)    (2.29)  (1.15)   (2.39)
                              ------     ------    ------  ------   ------
Net asset value,
  end of year                 $16.73    $16.51    $13.78   $13.25   $10.26
                              ======    ======    ======   ======   ======
Total Return                  14.70%    34.31%    21.28%   40.36%    0.02%

Ratios/Supplemental
Data
Net assets, end of
year (000's)               $200,463  $203,120   $69,552  $55,103  $29,852
Ratio to average net
assets - (A)
   Expenses -(B)               1.46%    1.61%     1.48%    1.65%    1.62%
   Expenses -net (C)           1.45%    1.58%     1.43%    1.50%    1.62%
   Net investment income       0.93%    0.72%     0.63%    0.38%    0.76%

Portfolio
  turnover rate              122.71%   89.76%   108.36%   95.93%   98.90%

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

                       Vontobel International Equity Fund
                For a Share Outstanding Throughout Each Period

                                     Years ended December 31,
                     -------------------------------------------------------


                           1998         1997        1996        1995        1994
                           ----         ----        ----        ----        ----

Per Share Operating
  Performance
Net asset value,
beginning of year        $18.15       $18.22       $17.13     $16.23      $17.22
                         ------       ------       ------     ------      ------
Income from
investment operations-
 Net investment
   income (loss)           0.01        (0.03)        0.03       0.16        0.01
 Net realized and
   unrealized
   gain (loss) on
   investments             2.98         1.74         2.85       1.61      (0.92)
                          ------      ------        ------    ------      -----
Total from investment
   operations              2.99         1.71         2.88       1.77      (0.91)
                          ------      ------        ------    ------      ------
Less distributions-
 Distributions from net
  investment income        0.00         0.00        (0.03)     (0.17)     (0.08)
 Distributions from
  realized gains          (0.96)       (1.78)       (1.76)     (0.70)      0.00
                          ------       ------       ------    -------     ------
Total distributions       (0.96)       (1.78)       (1.79)     (0.87)     (0.08)
                          ------       ------       ------    -------     ------
Net asset value,
  end of year            $20.18       $18.15       $18.22     $17.13     $16.23
                         =======      ======       ======     ======     =======
Total Return              16.77%        9.19%       16.98%     10.91%    (5.28)%

Ratios/Supplemental Data
Net assets,
end of year (000's)    $161,933     $160,821     $151,710   $130,505    $138,174
Ratio to average
 net assets-
  Expenses (A)             1.40%        1.56%        1.60%      1.63%      1.54%
  Expenses-net (B)         1.36%        1.50%        1.39%      1.53%      1.54%
  Net investment
   income (loss)           0.06%      (0.17)%        0.15%      0.41%      0.08%
Portfolio turnover rate   41.51%       38.45%       54.58%     68.43%     34.04%


(A) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                      Vontobel Eastern European Equity Fund
                For a Share Outstanding Throughout Each Period


                                                                        February
                                                                           15, *
                                                                              to
                                Years ended December 31,            December 31,
                               1998                 1997                    1996
                              -------              ------           ------------

Per Share Operating
  Performance
Net asset value,
   beginning of period        $15.25               $14.89                 $10.00
                              -------              ------                -------
Income from investment
   operations-
   Net investment loss        (0.31)               (0.19)                 (0.06)
   Net realized and
    unrealized gain
    (loss) on investments     (6.80)                1.47                    4.95
                              -------             -------                -------
    Total from investment
      operations              (7.11)                1.28                    4.89
                              -------             -------                -------
Less distributions-
  Distributions from realized
    gains on investments       0.00                (0.92)                   0.00
                              -------             -------                -------
Total distributions            0.00                (0.92)                   0.00
                              -------             -------                -------
Net asset value,
  end of period               $8.14               $15.25                  $14.89
                              =======             =======                =======
Total Return                 (46.62)%               8.74%                 48.90%

Ratios/Supplemental Data
Net assets,
  end of period (000's)     $36,154             $139,408                 $61,853
Ratio to average
 net assets-
  Expenses (A)                 2.57%                1.94%                2.02%**
  Expenses-net (B)             2.41%                1.66%                1.71%**
  Net investment loss        (1.67)%              (1.30)%              (1.07)%**

Portfolio turnover rate      135.35%              105.86%                 38.69%

*     Commencement of operations
**   Annualized
(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                        Vontobel International Bond Fund
                For a Share Outstanding Throughout Each Period


                                                                           March
                                                                              1*
                                                                              to
                                                                        December
                                                                             31,
                            Years ended December 31,
                      1998          1997           1996         1995        1994
                      ------        -----         -----        -----       -----

Per Share Operating
  Performance
Net asset value,
 Beginning of
  period            $ 9.89        $10.93         $10.60       $ 9.48      $10.00
                    ------        ------         ------       ------      ------

Income from
investment
 Operations-
  Net investment
   income            0.62           0.61           0.47         0.61        0.70
  Net realized and
   unrealized
   Gain (loss)on
   investments       0.85          (1.27)          0.32         1.06      (0.50)
                    ------         ------         ------       ------    -------

   Total from
    investment
    Operations       1.47          (0.66)          0.79         1.67        0.20
                    ------         ------         ------       ------     ------


Less distributions-
 Distributions
  from net
  Investment income    --             --          (0.40)       (0.55)     (0.70)
 Distributions
  from realized
  Gains on
  investments       (0.70)          (0.38)        (0.06)          --          --
 Distributions in
  excess of net
  investment income    --              --            --           --      (0.02)
                    ------          ------        ------      ------     -------
 Total
  distributions     (0.70)          (0.38)        (0.46)       (0.55)     (0.72)
                    ------         -------       -------      -------    -------


Net asset value,
 end of period     $10.66          $ 9.89        $10.93       $10.60      $ 9.48
                   ======          ======        ======       ======      ======

Total Return        14.85%         (6.04)%         7.51%       17.60%      1.98%


Ratios/Supplemental
Data
Net assets,
  end of
  period (000's)   $6,983         $10,793       $26,879      $16,253     $10,235

Ratio to average net
 assets-(A)
  Expenses (B)       1.61%           1.60%         1.84%        1.76%    1.35%**
  Expense ratio-
   net (C)           1.61%           1.40%         1.52%        1.35%    1.35%**
  Net investment
   income            5.04%           5.92%         4.78%        5.38%    3.99%**
Portfolio
  turnover rate      8.72%           0.00%        19.89%       18.63%     19.00%


*  Commencement of Operations
** Annualized


(A) Management fee waivers and expense reimbursements reduced the expense ratios and increased the Ratios of net investment income by .25% in 1998, 0.60% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                            Vontobel Emerging Markets Equity Fund
                        For a Share Outstanding Throughout Each Period

                             Year ended                     September  1, * to
                         December 31, 1998                  December 31, 1997
                         ------------------                 ------------------

Per Share Operating
  Performance
Net asset value,
   beginning of period          $ 9.42                               $10.00
                                ------                               ------

Income from investment
   operations-
 Net investment loss             0.00                                 (0.04)
 Net realized
   and unrealized
    loss on investments         (2.11)                                (0.54)
                               -------                               -------

 Total from investment
   operations                   (2.11)                                (0.58)
                               -------                               -------

Net asset value,
  end of period                $ 7.31                                $ 9.42
                               =======                              =======

Total Return                  (22.40)%                                (5.80)%
Ratios/Supplemental
  Data
Net assets, end
 of period (000's)            $1,611                                 $3,601
Ratio to average
 net assets- (A)
  Expenses (B)                  2.38%                                  2.41%**
  Expenses-net (C)              2.07%                                  2.20%**
  Net investment loss         (0.02)%                                (1.42)%**
Portfolio
 turnover rate                130.59%                                 16.36%

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 3.75% and 1.25%, in 1998 and 1997, respectively.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of operations
**  Annualized

                       Vontobel Eastern European Debt Fund
                For a Share Outstanding Throughout Each Period

                                        Year ended               September 1, *
                                        December 31,             to December 31
                                           1998                        1997
                                       ------------             --------------
Per Share Operating
Performance
Net asset value,
  beginning of period                      $ 9.70                    $10.00
                                           -------                   -------
Income from investment
 operations
  Net investment income                      1.27                      0.26
  Net realized and  unrealized
   gain (loss) on investments                1.09                     (0.32)
                                            -----                     ------
Total from investment operations             2.36                     (0.06)
                                            -----                     ------
Less distributions
 Distributions from net
  investment income                         (1.64)                    (0.24)
 Distributions from
  capital gains                             (0.21)                     0.00
                                            ------                    ------
Total Distributions                         (1.85)                    (0.24)

Net asset value, end of period             $10.21                    $ 9.70
                                           ======                    =======
Total Return                                24.54%                    (0.55)%

Ratios/Supplemental Data
Net assets, end of period (000's)          $7,882                   $14,438

Ratio to average net assets -(A)
   Expenses - (B)                            1.98%                     2.38%**
   Expenses - net (C)                        1.98%                     2.19%**
   Net investment income                    12.03%                     8.28%**
Portfolio turnover rate                     21.36%                     0.00%


*  Commencement of operations
** Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by .41% in 1998.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

For investors who want more information about the Funds, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports:

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can receive free copies of the reports and the SAI, request other information and discuss your questions about the Funds by the contacting the Funds directly at:


                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 1-800-527-9500


You can review the Funds' reports and SAI at the Public Reference Room of the SEC. You can receive text-only copies:

      For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330

      Free from the SEC's Internet Website at http://www.sec.gov.

                              VONTOBEL FUNDS, INC.

                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9500

                       STATEMENT OF ADDITIONAL INFORMATION

                            VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL EQUITY FUND
                      VONTOBEL EMERGING MARKETS EQUITY FUND
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                        VONTOBEL INTERNATIONAL BOND FUND
                       VONTOBEL EASTERN EUROPEAN DEBT FUND




This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund (formerly named Vontobel EuroPacific
Fund), Vontobel Emerging Markets Equity Fund, Vontobel Eastern European Equity Fund, Vontobel International Bond Fund and Vontobel Eastern European Debt Fund (collectively, the "Funds"), dated May 1, 1999. You may obtain the Prospectus of the Funds, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1998 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.







The date of this SAI is May 1, 1999.

                                TABLE OF CONTENTS


                                                                            PAGE

General Information                                                           3
Investment Objectives                                                         3
Strategies and Risks                                                          3
Investment Programs                                                           3
      Convertible Securities                                                  3
      Warrants                                                                3
      Illiquid Securities                                                     3
      Debt Securities                                                         4
      International Bonds                                                     4
      Strategic Transactions                                                  4
      Options                                                                 5
      Futures                                                                 8
      Currency Transactions                                                   9
      Combined Transactions                                                  10
      Eurocurrency Instruments                                               10
      Use of Segregated and Other Special Accounts                           11
      Depositary Receipts                                                    11
      Temporary Defensive Positions                                          12
      U.S. Government Securities                                             12
      Repurchase Agreements                                                  12
        Reverse Repurchase Agreements                                        12
      When-Issued Securities                                                 13
Other Investments                                                            13
Investment Restrictions                                                      13
Management of the Company                                                    15
Principal Securities Holders                                                 18
Investment Advisor and Advisory Agreement                                    19
Management-Related Services                                                  20
Portfolio Transactions                                                       22
Portfolio Turnover                                                           23
Capital Stock and Dividends                                                  23
Dividends and Distributions                                                  23
Additional Information about Purchases and Sales                             24
Eligible Benefit Plans                                                       24
Tax Status                                                                   26
Investment Performance                                                       28
Financial Information                                                        30

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on February 28, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Equity Fund ("International Equity Fund"), Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund"), Vontobel Eastern European Equity Fund ("E. European Equity Fund"), Vontobel International Bond Fund (the "Bond Fund") and Vontobel Eastern European Debt Fund ("E. European Debt Fund") (individually, a "Fund," collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company (see "Capital Stock" below). Each of the International Equity, Emerging Markets and E. European Equity Funds is a "diversified" series," as that term is defined in the 1940 Act. The Value, Bond and E. European Debt Funds are "non-diversified" series.

INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital return. The investment objective of each of the International Equity and E. European Equity Funds is to achieve capital appreciation and the investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation. The investment objective of each of the Bond and E. European Debt Funds is to maximize total return from capital growth and income.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: Each of the Value, International Equity, Emerging Markets and E. European Equity Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds have to pay more for a convertible security than the value of the underlying common stock.

Warrants: Each of the Value, International Equity, Emerging Markets and E. European Equity Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities: Each of the Bond and E. European Debt Funds invest primarily in debt securities. The Bond Fund will invest in securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Rating Group ("S&P) at the time of purchase, or unrated securities which the Advisor believes are of comparable quality. The Bond Fund may also invest in securities rated (at the time of purchase): Baa or higher by Moody's; BBB or higher by S&P; or foreign securities not subject to standard credit ratings, which the Advisor believes are of comparable quality. Securities rated as BBB or Baa are generally regarded as having adequate capacity to pay interest and repay principal. Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or foreign securities not subject to standard credit ratings, which the Adviso r believes are of comparable quality.]

The E. European Debt Fund may purchase debt securities that are rated Baa3 or higher by Moody's or BBB- or higher by S&P, or unrated securities which the Advisor believes are of comparable quality. The Fund reserves the right, however, to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). The Fund will invest no more than 5% of its assets in securities rated below BBB- by S&P or Baa3 by Moody's or which are unrated but are of comparable quality as determined by the Advisor. Bonds rated Baa3 or BBB- may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

International Bonds: International bonds are bonds issued in countries other than the United States. The Bond Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The investments of the E. European Debt Fund may include debt securities issued or guaranteed by an Eastern European national government, its agencies, instrumentalities or political subdivisions, corporate debt securities issued by borrowers in Eastern European countries and Eastern European or bank holding company debt securities.

Strategic Transactions

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Options

Each of the Funds may purchase and sell options as described in the Prospectus and herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share ("NAV") is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although it is not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

The Funds may  purchase  and sell call  options on  securities,  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. Each of the International Equity, European Equity and Bond Funds (collectively, the International Funds) may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except each of the Bond and E. European Debt Funds may not purchase or sell futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The International Funds may enter into financial futures contracts or purchases or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The Bond and E. European Debt Funds, may enter into financial futures contracts or purchases or sell put and call options on such futures for duration management. The use of futures for hedging is intended to protect an International Fund from
(i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Funds to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by an International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

An International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

Each of the International Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The International Funds' dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an International Fund is engaging in proxy hedging (see "Proxy Hedging," below). If an International Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Funds' principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Transaction Hedging

Transaction Hedging occurs when a fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a fund's portfolio securities or the receipt of income therefrom. The International Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. An International Fund will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Funds may use position hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar. The International Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The International Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Funds have or expect to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Japanese yen is linked to the Euro, the International Funds hold securities denominated in yen and the Advisor believes that the value of yen will decline against the U.S. dollar, the Advisor may enter into a contract to sell Euros and buy U.S. dollars.

Combined Transactions

The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction or when the Advisor believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Funds might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Emerging Markets Fund may invest in ADRs, EDRs, GDRs or RDCs and the E. European Equity Fund may invest in ADRs and GDRs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.
Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, each of the International Equity, E. European Equity and Bond Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Reverse Repurchase Agreements

 As a means of enhancing income, the Bond and E. European Debt Funds may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a Fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S. regulatory conditions applicable to investment companies, the Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation. The Fund will also mark the value of the assets to market daily, and post additional collateral if necessary. The Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Therefore, the Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions").

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

When-issued Securities

The Emerging Markets and Bond Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield of the securities are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with Fund's investment objective and that such investments would be consistent with the fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

1) Except for the Value, Bond and E. European Debt Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Except for the Value, Bond and E. European Debt Funds, purchase stock or securities of an issuer (other than the obligations of the United
      States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Emerging Markets Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5) As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value, Emerging Markets, Bond and E. European Debt Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value, Emerging Markets and E. European Debt Funds may borrow up to 33 1/3%, and the Bond Fund may borrow up to 20%, of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6) Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond and E. European Debt Funds, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry, provided that, for the Emerging Markets Fund, Bond Fund and E. European Debt Fund, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and, for the Bond Fund and E. European Debt Fund, for the purpose of this restriction: telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Except for the Emerging Markets Fund, Bond Fund and E. European Debt Fund, invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)   Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13) Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)   Engage in short sales.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) The Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

MANAGEMENT OF THE COMPANY

Directors and Officers

The  Company is  governed  by a Board of  Directors,  which is  responsible  for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address and       Position(s) Held With  Principal
Birthdate               Company                Occupation(s) During
                                               the Past 5 Years

*John Pasco, III        Chairman, Director     Mr. Pasco has served
1500 Forest Ave, Suite  and Treasurer          as Treasurer and
223 Richmond, VA 23229                         Director of
(4/10/45)                                      Commonwealth
                                               Shareholder Services,
                                               Inc. ("CSS"), the
                                               Company's
                                               Administrator, since
                                               1985; Director,
                                               President and
                                               Treasurer of
                                               Commonwealth Capital
                                               Management, Inc. (a
                                               registered Investment
                                               Advisor) since 1983;
                                               Director and
                                               shareholder of Fund
                                               Services, Inc., the
                                               Company's Transfer and
                                               Disbursing Agent,
                                               since 1987;
                                               shareholder of
                                               Commonwealth Fund
                                               Accounting, Inc.,
                                               which provides
                                               bookkeeping services
                                               to Star Bank; and
                                               Chairman, Director and
                                               Treasurer of the World
                                               Funds, Inc., a
                                               registered investment
                                               company, since May,
                                               1997.  Mr. Pasco is
                                               also a certified
                                               public accountant.

*Henry Schlegel         Director               Mr. Schlegel has
450 Park Avenue                                served as a Director,
New York, NY 10022                             the President and the
(1/24/53)                                      Chief Executive
                                               Officer of Vontobel  USA Inc.,  a
                                               registered   investment  advisor,
                                               since 1988.


Samuel Boyd, Jr.        Director               Mr. Boyd has served as
10808 Hob Nail Court                           the Manager of the
Potomac, MD 20854                              Customer Services
(9/18/40)                                      Operations and
                                               Accounting    Division   of   the
                                               Potomac  Electric  Power  Company
                                               since  1978  and as  Director  of
                                               World  Funds,  Inc., a registered
                                               investment  company,  since  May,
                                               1997.   Mr.   Boyd   is   also  a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist has served
 5272 River Road                               as a financial and tax
 Bethesda, MD 20816                            consultant through his
(6/11/39)                                      firm Management
                                               Consulting for
                                               Professionals since
                                               1968 and as Director
                                               of World Funds, Inc.,
                                               a registered
                                               investment company,
                                               since May, 1997.  Mr.
                                               Poist is also a
                                               certified public
                                               accountant.


Paul M. Dickinson       Director               Mr. Dickinson has
8704 Berwickshire Drive                        served as President of
Richmond, VA 23229                             Alfred J. Dickinson,
(11/11/47)                                     Inc., Realtors since
                                               April 1971 and as a  Director  of
                                               World  Funds,  Inc., a registered
                                               investment  company,  since  May,
                                               1997.




                                               Mr. Walczak has served
*Edwin D. Walczak       Vice President of the  as Senior Vice
450 Park Avenue         Company and            President and
New York, NY 10022      President of the       Portfolio Manager
(9/17/53)               Vontobel U.S.  Value   (U.S. Equities) of
                        Fund                   Vontobel USA Inc. a
                                               registered investment
                                               advisor, since
                                               July1988.


*Fabrizio Pierallini    Vice President of the  Mr. Pierallini has
450 Park Avenue         Company, President of  served as Senior
New York, N.Y. 10022    the Vontobel           Vice President and
(8/14/59)               International          Portfolio Manager
                        Equity Fund and the    (International and
                        Vontobel Emerging      Emerging Markets
                        Markets Equity Fund    Equities) of Vontobel
                                               USA inc., a registered investment
                                               advisor, since April 1994.
*Monica Mastroberardino
450 Park Avenue         Vice President of the
New York, NY 10022      Company and President
(6/2/58)                of the Vontobel        Ms. Mastroberardino has
                        International Bond     served as
                        Fund                   Vice President and
                                               Portfolio Manager  (International
                                               Fixed  Income)  of  Vontobel  USA
                                               Inc.,  a  registered   investment
                                               advisor since  February 1999. Dr.
                                               Mastroberardino    has   been   a
                                               macroeconomic     analyst    with
                                               Vontobel    Asset     Management,
                                               Switzerland, since February 1998,
                                               and also serves as the  associate
                                               portfolio  manger of the Vontobel
                                               group's   Luxembourg-  and  U.S.-
                                               registered  Eastern European debt
                                               funds.   From  February  1995  to
                                               January    1998    she    was   a
                                               macroeconomic    and    financial
                                               analyst   with   Credit   Suisse,
                                               Switzerland.


*Luca Parmeggiani       Vice President of the  Mr. Parmeggiani has
450 Park Avenue         Company and President  served as Vice
New York, NY 10022      of the Vontobel        President and
(3/23/62)               Eastern European       Portfolio Manager
                        Equity Fund            (Eastern European
                                               equities) of Vontobel
                                               USA Inc., a registered
                                               investment advisor,
                                               since October 1997.
                                               Mr. Parmeggiani has
                                               served since September
                                               1997 as head of
                                               Eastern European
                                               equity management of
                                               Vontobel Asset
                                               Management,
                                               Switzerland.  From
                                               1992 to 1997 he was a
                                               portfolio manager with
                                               Lombard Odier & Cie,
                                               Geneva.  Mr.
                                               Parmeggiani is an
                                               EFFAS certified
                                               financial analyst
                                               (European Federation
                                               of Financial Analysts
                                               and Statisticians).


*Volker Wehrle          Vice President of the  Mr. Wehrle has served
450 Park Avenue         Company and President  as Vice President and
New York, NY 10022      of the Vontobel        Portfolio Manager
(3/29/58)               Eastern European Debt  (Eastern European
                        Fund                   Debt) of Vontobel USA
                                               Inc. , a registered
                                               investment advisor,
                                               since August 1997.  He
                                               has served since
                                               October 1994 as a
                                               portfolio manager of
                                               Vontobel Asset
                                               Management,
                                               Switzerland, where he
                                               is the head of fixed
                                               income management.
                                               From January 1989 to
                                               September 1994 he
                                               managed fixed income
                                               investments for the
                                               Group Treasury
                                               Department of Sandoz
                                               AG, Switzerland.


F. Byron Parker, Jr.    Secretary              Mr. Parker has served
810 Lindsay Court                              as Secretary of
Richmond, VA 23229                             Commonwealth
(1/26/43)                                      Shareholder Services,
                                               Inc. since 1986. He is
                                               also a Partner in the
                                               law firm Mustian &
                                               Parker.




Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Advisor. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 31, 1998 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds. For the fiscal year ended December 31, 1998, the Directors received the following compensation from the Company:


Name and                     Aggregate             Pension or       Total
Position Held                Compensation          Retirement       Compensation
                             From the              Benefits         from the
                             Funds Fiscal          Accrued as       Company
                             Year Ended            Part of Fund
                             December 31,          Expenses
                             1998(1)
John Pasco,II                 N/A                   N/A              N/A
 Director
Henry Schlegel                N/A                   N/A              N/A
 Director
Samuel Boyd, Jr.            10,050.00               N/A            10,050.00
 Director
William E. Poist            10,050.00               N/A            10,050.00
 Director
Paul M. Dickinson           10,050.00               N/A            10,050.00
 Director

(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds for the fiscal year ended December 31, 1998.

PRINCIPAL SECURITIES HOLDERS

As of March 31, 1999, the following persons owned of record or beneficially shares of the Funds in the following amounts.

Value Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco CA 94104, owned of record 3,699,032.275 outstanding shares (or 40.847%); and Bank J. Vontobel and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 1,172,282.468 outstanding shares (or 12.945%).

International Equity Fund

Bank J. Vontobel and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 3,139,026.644 outstanding shares (or 40.071%); Riggs Bank P.O. Box 96211, Washington, D.C. 20090-6211, owned of record 458,518.362 outstanding shares (or 5.853%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,497,863.507 outstanding shares (or 19.121%).

E. European Equity Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 9945537.070 outstanding shares (or 24.772%); and Bank J. Vontobel and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 574,658.584 outstanding shares (or 14.313%).

Bond Fund

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 486,304.532 outstanding shares (or 69.273%); Charles Schwab Reinvestment, 101 Montgomery Street San Francisco, CA 94104, owned of record 75,059.966 outstanding shares (or 10.692%).

Emerging Markets Equity Fund

Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104, owned of record 16,241.398 outstanding shares (or 8.372%); and Bank J. Vontobel and its affiliates for the benefit of its customers Banhhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 54,666.501 outstanding shares (or 28.178%) and Vontobel USA Inc. 450 Park Avenue, New York, N.Y. 10022 for Acct. # V202-039 owned of record 10,828.810 outstanding shares (or 5.582%).

E. European Debt Fund

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 636,765.604 outstanding shares (or 85.996%); and Palenzona Ingeborg of Bahnhofstrasse 33 Ch-8022 Zurich Switzerland owned of record 40,637.473 outstanding shares (or 5.488%).

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Advisor"), 450 Park Avenue, New York, N.Y. 10022, is each Fund's investment advisor. The Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, (the "Advisors Act"). The Advisor is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Advisor serves as investment advisor to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements of the Emerging Markets and E. European Debt Funds are effective for a period of two years from August 18, 1997, and may be renewed annually thereafter. The Advisory Agreements for the Value Fund, International Equity Fund, Bond Fund and E. European Equity Fund are dated July 14, 1992, July 14, 1992, February 10, 1994, and February 14, 1996, respectively. The Advisory Agreement for each such Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Advisor.

Under the Advisory Agreements, the Advisor, subject to the supervision of the Directors, provides investment management advice with respect to securities and other instruments. The Advisor makes all decisions and performs all duties in accordance with the Funds' investment objectives, policies, and investment restrictions.

The Advisor is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and negotiation of commissions. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution for the Fund's orders. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies adopted by the Company's Board of Directors. The Advisor is also permitted to purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice and other statistical services. In such instances, the Advisor may be authorized to pay a commission, which is higher than the commission that would be charged by another broker. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares; or (2) payment of an obligation otherwise payable by the Funds.

Each Fund is obligated to pay the Advisor an advisory fee. That fee is payable monthly at an annual rate that is equal to a percentage of the Fund's average daily net assets. Both the Value and International Equity Funds pay the Advisor at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. Each of the Emerging Markets, E. European Equity and E. European Debt Funds pay the Advisor at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The Bond Fund pays the Advisor a flat fee of 1.00%. The table below shows the total amount of advisory fees that each Fund paid the Advisor for the last three fiscal years. The table also shows the amount of investment advisory fees that the Advisor waived during the last three fiscal years.

                                           Years Ended December 31,
Fund                          1996 Fee          1997 Fee             1998 Fee
                            Payable/Waived    Payable/Waived      Payable/Waived
Value Fund                $620,780/22,437     $986,164/22,500  $1,903,694/22,500
International Equity Fund     1,280,135/0         1,443,062/0       $1,505,510/0
Emerging Markets Fund*                N/A       14,720/14,720       35,051/35psi
E. European Equity Fund**       302,021/0         2,113,314/0        1,003,342/0
Bond Fund                  248,407/48,630     193,299/115,099      80,161/80,161
E. European Debt Fund*                N/A            57,164/0     154,111/50,475


* Fees paid and/or waived in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.
** Fees paid and/or waived in 1996 reflect payments for the period from February
   15, 1996, the commencement of operations, to December 31, 1998.

Pursuant to the terms of the Advisory Agreements, the Advisor pays all expenses it incurs in connection with rendering its management services. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Advisor under the Advisory Agreements are not exclusive, and the Advisor is free to perform similar services for others.

ADMINISTRATION

Pursuant to the Administrative Services Agreement with the Company, dated January 7, 1999 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Advisor. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Funds on the first $500 million and 1.50% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                                   Years Ended December 31,
Fund                            1996         1997        1998
Value Fund                    $147,596     $318,571    $504,371
International Equity Fund      297,410      419,496     328,563
Emerging Markets Fund*          N/A          11,074      18,245
E. European Equity Fund**       80,336      432,860     205,758
Bond Fund                       58,468       59,783      28,517
E. European Debt Fund*          N/A          14,359      36,769

* Fees paid in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.
** Fees paid 1996 reflect payments for the period from February 15, 1996, the commencement of operations, to December 31, 1998.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated November 1,1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the International Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated September 1, 1987, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTOR

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Advisor, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisor, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the Advisor's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Advisor has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                                               Years Ended December 31,
                                               ------------------------
Fund                                    1996            1997           1998
-----                                   ----            ----           ----

Value Fund                         $  198,787          $290,165       $496,553
International Equity Fund           1,185,252           292,194        146,822
Emerging Markets Fund                     N/A             4,604         17,928
E. European Equity Fund               344,275           932,733        374,114
Bond Fund                                   0                 0              0
E. European Debt Fund                     N/A                 0              0

The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:

                                               Years ended December 31,
                                               ------------------------

Fund                                   1996               1997            1998
-----                                  -----              -----           -----
Emerging Markets Fund                   N/A                  0               0
E. European Equity Fund                 N/A                  0               0
Bond Fund                                0                   0               0
E. European Debt Fund                   N/A                  0               0
International Equity Fund               N/A                  0               0

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisor makes purchases and sales for a Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

 A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Funds directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Value Fund, Bond Fund, E. European Equity Fund, Emerging Markets Fund and E. European Debt Fund is $1,000. The minimum initial investment in the International Equity Fund is 4200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

SELLING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Emerging Markets Fund shares, E. European Equity Fund shares or E. European Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.

SMALL ACCOUNTS

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account: A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions: You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

Each Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account: Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. In order to open an Invest-A-Matic Account, you must complete a separate application. To obtain an application, or to receive more information, please call the offices of the Company at 1-800-527-9500. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). You must complete an Exchange Privilege Authorization Form to make an exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so. You may obtain Exchange Privilege Authorization Forms by calling the Company at 1-800-527-9525.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income
--------------------------------------

The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains
------------------------------

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. Effect of foreign investments on distributions Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions
-------------------------------------------------

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company
------------------------------------------------------

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements
------------------------------------

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.


Redemption of Fund shares
-------------------------

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations
---------------------------

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations
---------------------------------------------

If you are a corporate shareholder, you should note that 10% of the dividends paid by the Value Fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Because the income of the International Equity Fund, E. European Equity Fund, Bond Fund, Emerging Markets Equity Fund and E. European Debt Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by such Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities
--------------------------------

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


            Yield = 2[(a-b +1)-1]6
                        cd

where:

a  =   dividends and interest earned during the period.
b  =   expenses accrued for the period (net of reimbursements).
c  =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d  =   the maximum offering price per share on the last day of the period.


A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

      P(1+T)n= ERV

where:

P      =   a hypothetical initial payment of $1,000

T      =   average annual total return

n      =   number of years (1,5 or 10)

ERV    =   ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Fund Name            One-Year        Five-Year        Ten-Year         From
                     Period Ended    Period Ended     Period Ended     Inception
                     12/31/98        12/31/98         12/31/98
12/31/98
Value Fund           14.70%          21.27%           N/A              17.12%
International
  Equity Fund        16.77%           9.38%           N/A               9.89%
Emerging Markets
 Fund               (22.20%)            N/A           N/A             (20.97%)
E. European
  Equity Fund       (46.62%)            N/A           N/A              (4.95%)
Bond Fund            14.85%             N/A           N/A               7.07%
E. European
  Debt Fund          24.54%             N/A           N/A              17.43%

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1998 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.

                                                                      EXHIBIT C

                         PROFORMA FINANCIAL STATEMENTS

                       VONTOBEL EASTERN EUROPEAN DEBT FUND
                        VONTOBEL INTERNATIONAL BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998


                      Vontobel Eastern European Debt Fund
                        Vontobel International Bond Fund
                       Schedule of Portfolio Investments
                               December 31, 1998
--------------------------------------------------------------------------------

Vontobel    Vontobel                                                          Vontobel           Vontobel
Eastern     International    Pro Forma                                        Eastern European   International      Pro-Forma
European    Bond             Combining                                        Debt Fund          Bond Fund         Combining
--------------------------------------------                                  ----------------------------------------------
         Principal Amount *                  Security Description             Market Value        Market Value      Market Value
         ------------------                  --------------------             ------------      --------------      ------------

                                             Bonds:                      78.70%               92.47%            85.17%

                                             CZECH CROWN:                26.80%                                 14.21%
  $8,000,000                    $8,000,000   Czech Republic 12.2% 15 Aug 2002
                                             Government Bond                         $300,708                            $300,708
  14,000,000                    14,000,000   Deutsche Bank Finance NV 10.5% 21 Jan 2000
                                             Corporate Bond                           471,680                             471,680
  20,000,000                    20,000,000   ING Verzekeringen 10.625% 20 Jan 2000
                                             Corporate Bond                           674,161                             674,161
  20,000,000                    20,000,000   SBC Jersey 10.625% 28 Jan 1999
                                             Corporate Bond                           665,634                             665,634

                                                                                    2,112,183                             2,112,183
                                             HUNGARY FORINT:             18.05%                                    9.57%
  25,000,000                    25,000,000   Government of Hungary 21.0% 24 Oct 1999
                                             Government Bond                          120,420                             120,420
 135,000,000                   135,000,000   Government of Hungary 16.0% 12 May 2000
                                             Government Bond                          636,018                             636,018
 140,000,000                   140,000,000   Government of Hungary 14.0% 24 Jun 2002
                                             Government Bond                          666,532                             666,532

                                                                                1,422,970                           1,422,970
                                             POLISH ZLOTY:  32.15%                                       17.05%
   3,000,000                     3,000,000   Government of Poland 15.0% 12 Oct 19
                                             Government Bond                          862,051                             862,051
   2,100,000                     2,100,000   Republic of Austria 19.25% 11 Jun 1999
                                             Government Bond                          605,171                             605,171
   1,600,000                     1,600,000   International Finance Company 0% 28 May 1999
                                             Supranational Bond                       430,769                             430,769
   2,200,000                     2,200,000   International Bank for Recon & Dev 19.5% 17 Jun 1999
                                             Supranational Bond                       636,182                             636,182

                                                                                2,534,173                           2,534,173
                                             RUSSIAN RUBLE: 1.70%                               0.90%
   4,000,000                     4,000,000   International Finance Corp 25.0% 15 Apr 1999
                                             Corporate Bond                           133,643                             133,643


                                             BRITISH POUND                                   12.07%             5.67%
                460,000           460,000    DSL Bank 9.25% 19 Aug 2002
                                              Corporate Bond                                         $            842, $842,653

                                             CANADIAN DOLLAR                                  4.04%             1.90%
                400,000           400,000    Government of Canada 6.5% 1 June 2004
                                             Government Bond                                           281,906           281,906

                                             DANISH KRONE                                     6.56%             3.08%
              2,500,000         2,500,000    Kingdom of Denmark 7% 15 Dec 2004
                                             Government Bond                                           458,248           458,248

                                             DEUTSCHE MARK                                   22.95%            10.78%
                900,000           900,000    Republic of Finland 7.5% 27 Jan 2000
                                             Government Bond                                           563,001           563,001
              1,000,000         1,000,000    Republic of Germany 6.5% 14 Oct 2005
                                             Government Bond                                           698,096           698,096
                500,000           500,000    Republic of Germany 7.125% 20 Dec 2002
                                             Government Bond                                           341,221           341,221

                                                                                1,602,318         1,602,318
                                             EUROPEAN CURRENCY                               20.13%             9.46%
                600,000           600,000    DSL Bank 4.75% 27 May 2003
                                             Corporate Bond                                            737,894           737,894
                500,000           500,000    France O.A.T. 10% 26 Feb 2001
                                             Government Bond                                           667,880           667,880
                                                                                1,405,774         1,405,774
                                             FRENCH FRANC                                    15.75%             7.40%
              5,000,000         5,000,000    France O.A.T. 7.25% 25 Apr 2006
                                             Government Bond                                         1,100,071         1,100,071

                                             IRISH PUNT                                       6.05%             2.84%
                250,000           250,000    Republic of Ireland 6.25% 18 Oct 2004
                                             Government Bond                                           422,456           422,456

                                             NETHERLANDS GUILDER                              4.92%             2.31%
                600,000           600,000    Government of Netherlands 9% 15 May 2000
                                             Government Bond                                           343,829           343,829

                                             Total Investments:
                                             (Cost: $6,280,880, $6,350,250 and
                                                  $12,631,130, respectively    78.70%  6,202,96992.47%  6,457,255 85.17% 12,660,224
                                             Other assets,net                  21.30%  1,678,916 7.53%    526,134 14.83%  2,205,050
                                             NET ASSETS                       100.00%  $7,881,885100.00 $ 6,100.00       $14,865,274
 *Stated in local currencies
**Cost for Federal income tax purposes is $6,280,880, $6,350,250 and $12,631,130, respectively, and net unrealized depreciation consists of:
                                    Gross unrealized appreciation              $484,280          $257,987          $742,267
                                    Gross unrealized depreciation             (562,191)         (150,982)         (713,173)
                                    Net unrealized appreciation               ($77,911)         $107,005           $29,094

See Notes to Pro Forma Combining Financial Statements

                          Vontobel Eastern European DebtFund
                            Vontobel International Bond Fund
                Pro Forma Combining Statements of Assets and Liabilities
                                  December 31, 1998
--------------------------------------------------------------------------------

                                   Vontobel         Vontobel
                                   Eastern          International       ProForma
                                   European         Bond Fund          Combining
                                   Debt Fund
ASSETS

Investments at value
  (Identified cost of $6,280,880,
  $6,350,250and $12,631,130,
 respectively)                        $6,202,969      $6,457,255     $12,660,224
Cash                                   1,142,478             -         1,142,478
Foreign currencies at value                -             293,752         293,752
Receivables:
  Capital stock sold                      45,629          19,916          65,545
  Interest                               448,137         212,042         660,179
 Other assets                              -              24,911       30,424(1)
 Deferred organizational costs            52,060           5,513       52,060(2)
     TOTAL ASSETS                      7,891,273       7,013,389      14,904,662
LIABILITIES
 Payables:
  Capital stock redeemed                   5,025             -             5,025
  Accrued expenses                         4,363             -             4,363
  Due to manager                           -               30,000         30,000
TOTAL LIABILITIES                          9,388           30,000         39,388
NET ASSETS                            $7,881,885       $6,983,389    $14,865,274


NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
($7,881,885 / 771,630
 shares outstanding                      $10.21
($6,983,389 / 654,921  shares outstanding )                 $10.66
($14,865,274 / 1,455,605  shares outstanding )                            $10.21




At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                   $7,994,587          $6,870,146    $14,864,733
 Net unrealized appreciation
    of investments and foreign cu   (112,702)             113,243            541
Net Assets                        $7,881,885           $6,983,389    $14,865,274

(1) Receivable from initial investors for balance of deferred organization costs
(2) International Bond Fund defferred organization costs will be assumed by initial investors.


See Notes Pro Forma Combining  Financial Statements


                  Vontobel Eastern European Debt Fund
                  Vontobel International Bond Fund
              Proforma Combining  Statements of Operations
                      Year ended December 31, 1998

                              Vontobel            Vontobel
                              Eastern             International
                              European            Bond                  Pro Forma     Pro Forma
                               Fund               Fund                  Adjustments   Combining
                                                                                     (Unauditied)
Investment Income
 Interest                        $1,727,388         $532,645                         $2,260,033

EXPENSES:
 Investment management fees         154,111           80,161          20,040  (a)       254,312
 Custodian and accounting fees       47,846           52,802          (30,000)(b)        70,648
 Recordkeeping and
  administrative services            24,708           18,573                             43,281
 Filing and registration fees        17,338           13,525           (10,363)(b)       20,500
 Organizational costs                14,230           16,440           (16,440)(c)       14,230
 Shareholder servicing and reports   10,229            8,856           (4,085)(b)        15,000
 Transfer agent fees                  9,859           20,712           (9,859)(b)        20,712
 Legal and audit fees                 8,713           10,859           (4,572)(b)        15,000
 Other                                7,910            7,211           (4,621)(b)        10,500
Total expenses                      294,944          229,139           (59,900)         464,183
Management fee waiver              (50,475)         (100,161)                          (150,636)
Expenses, net                       244,469          128,978                            313,547
Net investment income             1,482,919          403,667                          1,946,486

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

  Net realized gain
  (loss) on investments             249,642         (387,768)                         (138,126)
  Net realized loss on
   forward currency contracts
   and                             (67,044)           (8,966)                          (76,010)
  Net change in unrealized
   depreciation on investments
   and foreign currencies          443,033            967,732                        1,410,765
  Net gain on investments          625,631            570,998                        1,196,629
  Net increase in net
   assets resulting
   from operations              $2,108,550           $974,665                       $3,143,115

See Notes to Pro Forma Combining Financial Statements

Vontobel Eastern European Debt Fund
Vontobel International Bond Fund

Notes to Pro Forma Combining Financial Statements
December 31, 1998
(Unaudited)

Note 1- BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization within the Vontobel Funds, Inc. and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of Vontobel Eastern European Debt Fund for the net assets of Vontobel International Bond Fund and the distribution of Vontobel Eastern European Debt Fund shares to Vontobel International Bond Fund shareholders. If the Agreement and Plan of Reorganization were to have taken place at December 31, 1998, Vontobel International Bond Fund would have received 683,975 shares.

Note 2 - THE PRO FORMA ADJUSTMENTS TO THESE  PRO FORMA FINANCIAL
STATEMENTS ARE COMPRISED OF:

(a) Reflects adjustments to the acquiring fund contractual fee obligations.
(b) Adjustments reflects expected savings when the two funds become one.
(c) International Bond Fund amortization of organization expenses would cease upon consummation of the reorganization.

                              VONTOBEL FUNDS, INC.

                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                1-800-527-9500


STATEMENT OF ADDITIONAL INFORMATION FOR PROXY STATEMENT/PROSPECTUS DATED AS OF _______________________, 1999.

Information contained in the Statement of Additional Information of the Registrant dated May 1, 1999 is herein incorported by reference.

                         PART C - OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised tat in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (a) Articles of Incorporation of the Registrant are herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

     (b) Articles Supplementary of the Registrant creating the Vontobel International Bond Fund series dated October, 1993 are herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

      (c) Articles Supplementary of the Registrant designating shares of each series dated December, 1993 are herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

      (d) Articles  Supplementary  of the Registrant are herein  incorporated by
      reference   from   Post-Effective   Amendment   No.  34  to   Registrant's
      Registration Statement on Form N-1A as filed with the SEC on June 3,
      1997.

      (e) Articles of Amendment of the Registrant dated February, 1997 are herein incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on March 14, 1997.

      (f) Articles of Amendment of the Registrant dated May 13, 1997 are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on June 3, 1997.

(2) (a) By-Laws of the Registrant are herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

      (b) Amendment to By-Laws of the Registrant are herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

(3)   Not Applicable.

(4) A copy of the Plan of Reorganization is included in this Registration Statement as Exhibit A to the Combined Proxy Statement/Prospectus.

(5) (a) Specimen of security issued by the:

     (1) Vontobel International Bond Fund series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A as filed with the Commission on December 13, 1993.

     (2) Vontobel Eastern European Debt Fund series of the Registrant is incorporated by reference to Post-Effective Amendment No. 34 to registrant's Registration Statement on Form N-1A as filed with the Commission on June 3, 1997.

(6) Investment Advisory Agreements between Vontobel USA Inc. and the Registrant on behalf of the:

      (a) Vontobel International Bond Fund series (dated February 10, 1994) is incorporated herein by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on April 26, 1999.

      (b) Vontobel Eastern European Debt Fund series (dated August 18, 1997) is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A as filed with the Commission on June 3, 1997.

 (7) Distribution Agreement between Vontobel Funds, Inc. and First Dominion Capital Corp. dated August 18, 1998 is herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

(8) Not applicable.

(9) Custodian Agreement between Brown Brothers Harriman & Co. and the Registrant dated November 1, 1998 is herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

(10) Not applicable.

(11) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable. The securities being offered under this registration statement are registered pursuant to the company's regular registration sttement on Form N-1A. An opinion regarding such shares was furnished in connection with that registration.

(12) Form of tax opinion and consent of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus is attached hereto as Exhibit EX-99.12.

(13) (a) Transfer Agency Agreement between Fund Services, Inc. and the Registrant dated January 1, 1999 is herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

     (b) Administrative Services Agreement between CSS and the Registrant dated January 7, 1999 is herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

     (c) Accounting Agency Agreement between Brown Brothers Harriman & Co. and the Registrant dated November 1, 1998 is herein incorporated by reference from Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the SEC on April 26, 1999.

(14)       Auditor's Consent is attached hereto as Exhibit EX-99.14.

(15)  Not Applicable.

(16)  Not Applicable.

(17) Expense limitation agreement between Vontobel USA Inc. and Registrant is attached hereto as Exhibit EX-99.17.

ITEM 17.  UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17CFR230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)   Registrant   undertakes  to  file  a   Post-effective   amendment  to  the
      registration statement on Form N-14 submitting the final tax opinion furnished by counsel supporting the tax matters and consequences to shareholders discussed in the prospectus.

                                   SIGNATURES

    As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant in the City of Richmond, and the Commonwealth of Virginia on the __ day of August, 1999.

           VONTOBEL FUNDS, INC.
                Registrant




           By /s/John Pasco, III
           John Pasco, III,
           Chairman and   Chief Executive Officer


   As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

(Signature)                         (Title)                   (Date)

/s/John Pasco, III                  Director, Chairman         August __, 1999
John Pasco, III                     Chief Executive
                                    Officer and Chief
                                    Financial officer

/s/ Henry Schlegel*                 Director                   August __, 1999
Henry Schlegel


/s/ Samuel Boyd, Jr.*               Director                   August __, 1999
Samuel Boyd, Jr.


/s/ Paul M. Dickinson*              Director                   August __, 1999
Paul M. Dickinson


/s/ William E. Poist*               Director                   August __, 1999
William E. Poist

/s/ John Pasco, III
John Pasco, III

* Pursuant to Powers-of-Attorney on File